UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2024

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Credit Income Fund (the “Fund”) for the fiscal year ended October 31, 2024 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Annual report

2024

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	30%
Senior Secured Loans—Second Lien	4%
Senior Secured Bonds	24%
Unsecured Bonds	30%
CLO/Structured Credit	9%
Convertible Bonds	1%
Municipal Bonds	1%
Preferred Equity	0%
Common Equity	1%
100%

Industry classification (by fair value)*
Industry Classification	Percentage of Portfolio
Media Entertainment	11%
Pharmaceuticals	7%
Healthcare-Services	7%
Software	7%
Oil & Gas	6%
Chemicals	6%
Leisure Time	6%
Telecommunications	6%
EUR CLO	5%
Banks	5%
Retail	4%
Internet	4%
Building Materials	3%
Services	2%
Real Estate Investment Trusts	2%
Other	19%
Total	100%

FS Credit Income Fund Portfolio Highlights
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2024 (unaudited):

Top 10 Holdings (by fair value)*
1	Hexion Holdings Corp.	3%
2	Bank of America Corp.	3%
3	Alvotech Holdings SA	2%
4	Cloud Software Group, Inc.	2%
5	Charlotte Buyer, Inc.	2%
6	Mallinckrodt PLC	2%
7	DirecTV Financing LLC	2%
8	AP Core Holdings II LLC	2%
9	Carnival Holdings Bermuda Ltd.	2%
10	Global Medical Response, Inc.	1%

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Officers + Trustees

Officers

Michael C. Forman

Chairman, Chief Executive Officer and President

Edward T. Gallivan, Jr.

Chief Financial Officer and Treasurer

Stephen S. Sypherd

General Counsel and Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Daniel J. Hilferty, III

Trustee

Chairman and Chief Executive Officer
Comcast Spectacor

Tyson A. Pratcher

Trustee

Chief Executive Officer
Artemis Real Estate Partners

FS Credit Income Fund Table of Contents

Annual Report for the Year Ended October 31, 2024

1

Dear Shareholder,

We hope that this letter finds you and your families well following a strong year across credit and equity markets. FS Credit Income Fund (the “Fund”) participated in the supportive backdrop, returning 17.15% (Class I shares) during the fiscal year ended October 31, 2024. Performance was strong on an absolute and relative basis as we outperformed loans and high yield bonds by 6.59% and by 0.68%, respectively.1

On September 30, 2024, GoldenTree Asset Management (“GTAM”) announced its intention to resign as investment sub-adviser to FS Credit Income Fund effective as of the close of business on November 30, 2024.2 We accept GoldenTree’s resignation and thank them for a productive seven-year relationship and are pleased with the performance we have delivered to our shareholders. FS Credit Income Advisor, a subsidiary of FS Investments, will continue to oversee the Fund’s day-to-day activities and investment operations. As part of the transition plan, the Fund’s board of trustees (the “Board”) approved the move to a single manager with the sourcing and investment responsibilities previously delegated to GoldenTree to be assumed by the Fund’s exisiting investment adviser, FS Credit Income Advisor, by members of FS Investments’ Global Credit Team.

The Board also approved changes that we believe will enhance Fund performance, diversify the portfolio and further differentiate the Fund in the market in the coming years, including:

•Lowering management fees to 1.0% of gross assets from 1.60% of gross assets effective December 1, 2024; and,

•Fully waiving the Fund’s management fee for a 13-month period commencing on December 1, 2024 through December 31, 2025.

Moving forward, we will maintain the same investment objectives, investment strategy and broad focus on bonds, loans and, to a lesser extent, structured products, while also increasing the portfolio’s allocation to private credit over time. The Fund will still seek to provide attractive total returns, consisting of income and capital appreciation, and will continue to invest at least 80% of the portfolio’s assets in credit—and we expect likely closer to 100%—across bonds, loans and structured products.

Introduction to the FS Global Credit team

The FS Global Credit team is led by Andrew Beckman and Nicholas Heilbut, who joined FS Investments in 2017, bringing their deep experience investing across public and private credit in-house at FS investments. As of September 30, 2024, the team manages approximately $6.7 billion for individuals and institutions across a diversified number of strategies and investment vehicles.3

The senior leadership team has worked together for nearly 20 years, going back to the early 2000s when they worked together in Goldman Sachs’ Special Situations Multi-Strategy group. The high degree of continuity and stability across the senior ranks matters to the investment decision-making process. The team has lived through many market cycles together and applies the learnings of prior cycles to their underwriting today.

In addition, the Global Credit team will tap into the deep expertise of FS Investments’ $30.2 billion credit platform and the broader infrastructure of its $83.5 billion asset management platform including the firm’s investment professionals and personnel, administrative and operational support, and robust industry relationships.4 The team has a successful track record of transitioning the portfolios of sub-advised funds and enhancing fund performance and will apply their decades of experience to managing the Fund while seeking to enhance performance and help shareholders achieve their financial goals.

Management’s Discussion of Fund Performance (Unaudited)

1High yield bonds represented by the ICE BofAML U.S. High Yield Index. Senior secured loans represented by the Morningstar LSTA Leveraged Loan Index. CLOs represented by the JPM CLOIE Index A. Investment grade represented by the ICE BofAML U.S. Corporate Index. One cannot invest directly in an index.

2FS Credit Income Advisor, a subsidiary of FS Investments, has and will continue to serve as the investment adviser to the Fund and oversee the management of the Fund’s activities after November 30, 2024. In addition, effective immediately and until the close of business on November 30, 2024, FS Credit Income Advisor and GoldenTree Asset Management Credit Advisor LLC will coordinate to make investment decisions for the Fund’s portfolio. As of the close of business on November 30, 2024, FS Credit Income Advisor will make all investment decisions for the Fund’s portfolio.

3As of September 30, 2024. Represents assets under management for tactical opportunities strategies, FS Credit Opportunities Corp., FS Specialty Lending Fund, CLO transactions in Bridge Street CLO I, II, III, and IV, and senior credit strategies.

4Total Credit AUM estimated as of September 30, 2024. References to “assets under management” or “AUM” represent the assets managed by FS Investments or its strategic partners as to which FS Investments is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital (Certain funds are listed as total assets; management fees are based on net assets). FS Investments calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of FS Investments’ investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which FS Investments is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs (excluding CLOs wholly-owned by FS Investments); (iv) the fair value of FS KKR Capital Corp. joint venture (JV) assets and FS Specialty Lending Fund JV assets; and (v) the fair value of other assets managed by FS Investments. The AUM also includes the estimated AUM of Portfolio Advisors, LLC as of September 30, 2024, which FS acquired through a merger on June 30, 2023. AUM for Portfolio Advisors, LLC is measured as adjusted reported value plus unfunded commitments. FS Investments’ calculation of AUM may differ from the calculations of other asset managers and, as a result, FS Investments’ measurements of its AUM may not be comparable to similar measures presented by other asset managers. FS Investments’ definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.

2

Market summary

The U.S. economy remained on sound footing during the Fund’s fiscal year ended October 31, 2024, with strong contributions from household spending, business investment and government spending. Inflationary pressures moderated considerably during the fiscal year as the consumer price index settled in at 2.6% as of October 2024, compared to a peak of nearly 9.0% as of June 2022. Falling inflation enabled the Federal Reserve (the “Fed”) to cut interest rates by 50 basis points (“bps”) at its September 2024 meeting. This was the first rate cut in more than four years and a seminal milestone in the Fed’s fight against inflation. Treasury yields declined across the curve during the reporting period. The policy-sensitive 2-year yield fell 92bps while the 10-year yield declined 65bps.

Credit markets turned in strong returns during the annual period, driven by the favorable macro backdrop, elevated yields, and a solid, if slowing, fundamental picture. Amid the declining rate environment, fixed rate high yield bonds returned 16.5% for the annual period ended October 31, 2024.1 Senior secured loans and collateralized loan obligations returned 10.6% and 10.9%, respectively, over the same period.1 Lower-rated securities consistently outpaced their higher-rated peers during the year, though the delta between the two was most notable among bonds, where CCC-rated bonds returned 28.2% for the year and outpaced BB-rated bonds by 1,375bps.5 CCC-rated loans also outpaced BB-rated loans but the spread between the two was much smaller at just 323bps.5

FS Credit Income Fund performance

FS Credit Income Fund returned 17.15% (Class I shares) for the fiscal year ended October 31, 2024. Fund performance during the annual reporting period was primarily driven by strong security selection as each of its primary strategies—bonds, loans, and structured products—contributed to its return.

The Fund outperformed the senior secured loan and high yield bond indices by 659bps and 68bps, respectively, for the year ended October 31, 2024.1 Higher duration investments, such as investment grade corporate bonds and the Bloomberg U.S. Aggregate Bond Index generated attractive returns as investors’ expectations for rate cuts increased throughout the fiscal year. However, the Fund also outperformed these indices by 352 and 665bps, respectively.1 Since inception through October 31, 2024, the Fund returned 6.59% (Class I shares) annually, outperforming the loan and high-yield indexes by 127bps and 217bps, respectively, per year.1

The Fund’s focus on high yield bonds was the largest contributor to its annual return as performance there was broad based across the Fund’s high yield bond holdings. Several of the Fund’s largest bond holdings, including select pharmaceutical, electric, and technology firms, were among its greatest contributors driven by the companies’ strong operating results and attractive yield profiles. Broadly, the Fund remained overweight bonds versus loans during the year given bonds’ higher credit quality profile. Higher-quality BB-rated bonds, for example, represented approximately half of the high yield bond index compared to just around 22% for loans.1 Amid the falling rate environment during the year, high yield bonds also featured a more attractive duration profile than loans combined with greater price convexity, as loans generally traded much closer to par. Structured credit contributed approximately 3.4% to the Fund’s annual return. While structured credit contributors were also broad based with few notable detractors, our focus was on shorter duration and higher quality A- and BBB tranches that were structurally deleveraging, which helped drive their prices pulling to par.

Finally, loans contributed to the Fund’s annual performance, though more modestly than bonds and structured products. The Fund’s performance there was driven by our deliberate exposure to select higher-quality issuers that were less vulnerable to moderating growth. As noted, we remained defensive in our loan exposure given our belief that loans would be subject to heightened volatility if economic growth slowed materially given their broadly lower credit quality. Select health care and health care services loans detracted from the Fund’s return, while derivatives did not materially affect the Fund’s performance during the annual reporting period ended October 31, 2024.

Management’s Discussion of Fund Performance (Unaudited) (continued)

5High yield returns based on ICE BofAML U.S. High Yield BB Rated Index, ICE BofAML U.S. High Yield CCC Rated or Below Index. Senior secured loan returns based on S&P/LSTA B Rated Loan Index, S&P/LSTA CCC Rated Loan Index.

3

Summary

Looking ahead, the Fund will maintain the same core strategy, remaining focused on investing across bonds, loans and, to a lesser extent, structured products. However, the asset allocation mix within each of those core strategies will likely evolve over time as the FS Global Credit team seeks to optimize performance and grow the Fund’s allocation to higher-yielding private credit investments.

We are excited to assume full investment and operational responsibilities for the Fund and implement the enhancements that we believe will benefit the Fund and our shareholders while making the Fund more attractive to a broader investor base.

Thank you for your continued partnership and trust in us.

Glossary of terms

Structured credit includes U.S. and European CLOs, bank trust preferred securities, and other asset-backed securities.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage loans (ARM) pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

ICE BofAML U.S. Corporate Index is designed to track the performance of US dollar-denominated investment grade rated corporate debt publicly issued in the US domestic market.

ICE BofAML U.S. High Yield Index is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Morningstar LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market.

J.P. Morgan Collateralized Loan Obligation A Index (CLOIE) tracks the U.S. dollar-denominated floating-rate collateralized loan obligation market. The JPM CLOIE A Index tracks the performance of A-rated CLOs.

The indexes referenced herein are the exclusive property of each respective index provider and have been licensed for use by FS Investments. The index providers do not guarantee the accuracy and/or completeness of the indexes and accept no liability in connection with the use, accuracy or completeness of the data included therein. Inclusion of the indexes in these materials does not imply that the index providers endorse or express any opinion in respect of FS Investments. Visit www.fsinvestments.com/support/articles/index-disclaimers for more information.

Past performance does not guarantee future results. Investors cannot invest directly in an index. Not all investors are eligible for Class I Shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Blended Index consists of the following weights–40% S&P/LSTA Leveraged Loan Index, 40% ICE BofAML US HY Index and 20% JPM CLOIE A Index.

Management’s Discussion of Fund Performance (Unaudited) (continued)

4

Average Annual Total Returns

	For the Year Ended October 31, 2024	For the Five Years Ended October 31, 2024	Since Inception	Inception Date
FCRIX (Class I)	17.15%	6.73%	6.59%	November 1, 2017
FCREX (Class A) with Full Sales Load	10.17%	5.20%	5.20%	June 1, 2018
FCRTX (Class T) with Full Sales Load	12.54%	5.45%	5.15%	August 14, 2018
FCRUX (Class U)	16.37%	5.94%	5.56%	September 17, 2019
FCUUX (Class U-2) with Full Sales Load	13.52%	—	4.82%	December 18, 2020

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

For the month of October 2024, the monthly distribution rate per share for Class I Shares was $0.0883, representing an annualized distribution rate of 8.45% based on the Class I Shares net asset value per share of $12.54 as of October 31, 20246. During the year ended October 31, 2024, the entire $1.01 distribution per share for Class I Shares was made from ordinary income. None of the distribution was a return of capital. The distribution rate per share and net asset value per share for Class A Shares, Class T Shares, Class U Shares and Class U-2 Shares are adjusted for the applicable share class expenses.

For the year ended October 31, 2024, 59.5% of distributions qualified as interest related dividends for the Fund’s shareholders which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) under which FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. Ordinary operating expenses for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. The performance quoted above reflects the Expense Limitation in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.

Management’s Discussion of Fund Performance (Unaudited) (continued)

6Past performance is not a guarantee of future results. The annualized distribution rate shown is expressed as a percentage equal to the projected annualized distribution amount per share (which is calculated by annualizing the most recent monthly cash distribution per share declared as of the month indicated, without compounding), divided by the Fund’s NAV per share as of the end of the month indicated. The payment of future distributions on the Fund’s common shares is subject to the discretion of the Fund’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. The determination of the tax attributes of FS Credit Income Fund’s distributions is made annually at the end of the calendar year, and a determination made on an interim basis may not be representative of the actual tax attributes of FS Credit Income Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as return of capital, borrowings or expense reimbursements and waivers. For the 12 months ended October 31, 2024, 100% of FS Credit Income Fund’s distributions were funded through ordinary income. Class I shares are not subject to a distribution fee.

5

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of FS Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
December 23, 2024

See notes to consolidated financial statements.
6

FS Credit Income Fund

Consolidated Schedule of Investments

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—19.4%
Acosta, Inc., P+450, 8/21/31	(d)	Media Entertainment	$1,622	$1,590	$1,614
ACProducts, Inc., S+425, 0.5% Floor, 5/17/28	(d)(g)	Building Materials	2,997	2,607	2,510
AHP Health Partners, Inc., S+275, 0.5% Floor, 8/24/28	(d)	Healthcare-Services	769	771	771
AI Silk Holdco 2 Ltd., E+1025, 1.0% Floor, 5/19/29	(d)(e)	Software	€1,841	1,946	2,021
Alvotech Holdings SA, S+1050, 0.8% Floor, 6/7/29	(d)(e)	Pharmaceuticals	$1,313	1,289	1,309
Alvotech Holdings SA, S+650, 0.8% Floor, 6/7/29	(d)(g)	Pharmaceuticals	9,738	9,355	9,701
American Greetings Corp., S+575, 10/30/29	(d)	Consumer Products	2,364	2,310	2,385
Amneal Pharmaceuticals LLC, S+550, 5/4/28	(d)	Pharmaceuticals	3,138	3,152	3,201
AP Core Holdings II LLC, S+550, 0.8% Floor, 9/1/27	(d)	Media Entertainment	8,615	8,401	8,129
Augusta Sportswear Group, Inc., S+650, 1.0% Floor, 11/21/29	(d)	Retail	2,808	2,758	2,759
Aurelia Netherlands Midco 2 BV, E+575, 5/29/31	(d)(e)	Finance	€1,564	1,657	1,690
Avalara, Inc., S+625, 0.8% Floor, 10/19/28	(d)(e)(f)	Software	$465	458	466
Avalara, Inc., S+625, 0.8% Floor, 10/19/28	(d)(e)	Software	4,653	4,568	4,661
Axiom Buyer LLC, S+650, 1.0% Floor, 1/14/30	(d)(e)	Finance	1,698	1,655	1,657
Axiom Buyer LLC, S+650, 1.0% Floor, 1/14/30	(d)(e)(f)	Finance	289	285	282
Azurite Intermediate Holdings, Inc., S+650, 0.8% Floor, 3/19/31	(d)(e)	Technology	1,364	1,337	1,361
Azurite Intermediate Holdings, Inc., S+650, 0.8% Floor, 3/19/31	(d)(e)(f)	Technology	657	653	656
Carnival Corp., S+275, 0.8% Floor, 10/18/28	(d)(g)	Leisure	560	563	562
Charlotte Buyer, Inc., S+475, 0.5% Floor, 2/11/28	(d)	Healthcare-Services	3,634	3,498	3,669
Cinemark USA, Inc., S+325, 0.5% Floor, 5/24/30	(d)	Leisure Time	1,079	1,065	1,084
Cloud Software Group, Inc., S+400, 0.5% Floor, 3/30/29	(d)	Software	2,068	2,004	2,070
CMG Media Corp., S+350, 12/17/26	(d)(g)	Media Entertainment	1,008	924	925
Consolidated Energy Finance SA, S+450, 11/15/30	(d)(g)	Chemicals	322	301	305
Cotiviti Corp., 7.6%, 5/1/31		Technology	1,608	1,612	1,617
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/29	(d)(e)(f)	Technology	92	90	91
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/30	(d)(e)(f)	Technology	120	118	120
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/30	(d)(e)	Technology	1,336	1,308	1,338
Crewline Buyer, Inc., S+675, 1.0% Floor, 11/8/30	(d)(e)	Software	2,241	2,191	2,219
Crewline Buyer, Inc., S+675, 1.0% Floor, 11/8/30	(d)(e)(f)	Software	233	228	231
Crown Finance U.S., Inc., S+150, 1.0% Floor, 7/31/28	(d)	Leisure Time	7,079	7,150	7,142
Delivery Hero SE, S+500, 0.5% Floor, 12/12/29	(d)	Services	3,328	3,317	3,360
DirecTV Financing LLC, S+525, 0.8% Floor, 8/2/29	(d)(g)	Media Entertainment	4,546	4,507	4,431
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)(f)	Software	554	544	557
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)	Software	6,483	6,353	6,523
Discovery Purchaser Corp., S+438, 0.5% Floor, 10/4/29	(d)	Finance	3,995	3,818	3,996
East Valley Tourist Development Authority, S+750, 1.0% Floor, 11/23/26	(d)(e)	Leisure Time	5,196	5,148	5,112
Endure Digital, Inc., S+350, 0.8% Floor, 2/10/28	(d)	Internet	3,111	2,877	2,834
Endure Digital, Inc., S+350, 0.8% Floor, 2/10/26	(d)(e)	Internet	860	798	796
Endure Digital, Inc., S+350, 0.8% Floor, 2/10/26	(d)(e)(f)	Internet	200	200	185
Forward Air Corp., S+450, 0.8% Floor, 12/19/30	(d)(g)	Industrial	1,225	1,211	1,225
Global Medical Response, Inc., S+550, 1.0% Floor, 10/31/28	(d)(g)	Healthcare-Services	7,664	7,494	7,646

See notes to consolidated financial statements.
7

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Greenway Health LLC, S+675, 0.8% Floor, 4/1/29	(d)(e)	Software	$1,052	$1,024	$1,042
Houghton Mifflin Harcourt Publishing Co., S+800, 1.0% Floor, 4/7/28	(d)	Media Entertainment	395	383	408
Houghton Mifflin Harcourt Publishing Co., S+525, 0.5% Floor, 4/9/29	(d)	Media Entertainment	5,884	5,750	5,800
Jack Ohio Finance LLC, S+475, 0.8% Floor, 10/4/28	(d)	Lodging	1,267	1,264	1,272
Knitwell Borrower LLC, S+800, 1.0% Floor, 7/28/27	(d)(e)	Retail	5,837	5,686	5,838
LBM Acquisition LLC, S+375, 0.8% Floor, 6/6/31	(d)(g)	Building Materials	1,956	1,829	1,930
LHS Borrower LLC, S+475, 0.5% Floor, 2/16/29	(d)	Building Materials	2,585	2,334	2,479
Lightning Power LLC, S+325, 8/18/31	(d)	Electric	1,175	1,163	1,179
Lightstone Holdco LLC, S+575, 1.0% Floor, 1/29/27	(d)	Electric	3,299	3,057	3,346
Magenta Security Holdings LLC, S+625, 1.0% Floor, 7/27/28	(d)	Software	39	37	40
Magenta Security Holdings LLC, S+675, 0.8% Floor, 7/27/28	(d)	Software	133	119	125
Mallinckrodt International Finance SA, S+950, 4.5% Floor, 11/14/28	(d)(g)	Pharmaceuticals	7,210	7,519	7,783
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)(g)	Services	848	843	845
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)(f)	Services	447	447	445
Medline Borrower LP, S+225, 0.5% Floor, 10/23/28	(d)(g)	Healthcare-Services	1,805	1,808	1,807
Olympus Water U.S. Holding Corp., S+350, 0.5% Floor, 6/20/31	(d)	Chemicals	1,304	1,307	1,308
PMHC II, Inc., S+425, 0.5% Floor, 4/23/29	(d)	Chemicals	2,392	2,193	2,364
Quorum Health Corp., S+825, 1.0% Floor, 4/29/25	(d)	Healthcare-Services	1,097	1,090	874
SCUR-Alpha 1503 GmbH, S+550, 0.5% Floor, 3/29/30	(d)	Services	3,529	3,260	3,374
Sound Inpatient Physicians, Inc., S+350, 6/28/28	(d)	Healthcare-Services	466	415	420
Southampton Bermuda Mezz LLC, 17.5%, 9/19/28	(e)(g)	Consumer, Cyclical	693	663	686
Southampton Bermuda Mezz LLC, 17.5%, 9/19/28	(e)(f)	Consumer, Cyclical	2,388	2,388	2,364
Speed Midco 3 SARL, E+495, 6/5/31	(d)(e)	Services	€3,920	4,136	4,264
Springs Windows Fashions LLC, S+400, 0.8% Floor, 10/6/28	(d)	Housewares	$1,127	1,042	935
SVF II Finco Cayman LP, 6.0%, 12/23/25	(e)	Diversified Financial Services	2,731	2,732	2,711
Talen Energy Supply LLC, S+350, 0.5% Floor, 5/17/30	(d)	Electric	1,478	1,458	1,483
Torrid LLC, S+550, 6/14/28	(d)	Retail	1,291	1,285	1,195
TransDigm, Inc., S+275, 8/24/28	(d)(g)	Aerospace & Defense	1,705	1,713	1,711
W.R. Grace & Co., S+325, 0.5% Floor, 9/22/28	(d)	Chemicals	1,431	1,419	1,436
Worldwide Express Operations LLC, S+400, 0.8% Floor, 7/26/28	(d)	Transportation	889	859	891
Total Senior Secured Loans—First Lien				161,334	163,566
Unfunded Loan Commitments				(5,411)	(5,411)
Net Senior Secured Loans—First Lien				155,923	158,155
Senior Secured Loans—Second Lien—2.8%
Charlotte Buyer, Inc., S+825, 0.5% Floor, 8/11/28	(d)	Healthcare-Services	6,878	6,554	6,874
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Chemicals	14,587	12,504	13,332
Nourish Buyer I, Inc., S+650, 8/4/28	(d)(e)	Food	2,586	2,562	2,571
Quorum Health Corp., S+825, 1.0% Floor, 4/29/25	(d)(e)	Healthcare-Services	138	138	138
Total Senior Secured Loans—Second Lien				21,758	22,915

See notes to consolidated financial statements.
8

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—15.3%
1011778 BC ULC/New Red Finance, Inc., 4.0%, 10/15/30	(h)(i)	Retail	$2,790	$2,479	$2,523
1375209 BC Ltd., 9.0%, 1/30/28	(h)(i)	Pharmaceuticals	1,168	1,118	1,167
Altice Financing SA, 5.0%, 1/15/28	(h)	Telecommunications	400	328	339
Altice Financing SA, 5.8%, 8/15/29	(h)(i)	Telecommunications	2,940	2,314	2,415
Altice France SA, 5.1%, 1/15/29	(h)(i)	Telecommunications	304	256	228
Altice France SA, 5.1%, 7/15/29	(h)(i)	Telecommunications	313	259	234
Altice France SA, 5.5%, 10/15/29	(h)(i)	Telecommunications	538	406	403
AMC Networks, Inc., 10.3%, 1/15/29	(h)(i)	Media Entertainment	5,794	5,803	5,974
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.8%, 4/20/29	(h)(j)	Airlines	2,182	2,132	2,162
Bausch Health Cos., Inc., 5.5%, 11/1/25	(h)	Pharmaceuticals	1,110	1,055	1,091
Bausch Health Cos., Inc., 5.8%, 8/15/27	(h)	Pharmaceuticals	424	347	350
Bausch Health Cos., Inc., 6.1%, 2/1/27	(h)(i)	Pharmaceuticals	2,302	1,888	2,080
Bausch Health Cos., Inc., 11.0%, 9/30/28	(h)	Pharmaceuticals	287	240	264
Bishopsgate Asset Finance Ltd., 4.8%, 8/14/44	(i)	Diversified Financial Services	£186	165	164
Borr IHC Ltd./Borr Finance LLC, 10.0%, 11/15/28	(h)(i)	Oil & Gas	$1,946	2,010	2,000
Borr IHC Ltd./Borr Finance LLC, 10.4%, 11/15/30	(h)(i)	Oil & Gas	3,277	3,396	3,384
Calderys Financing LLC, 11.3%, 6/1/28	(h)(i)	Miscellaneous Manufacturing	1,493	1,493	1,596
Carnival Corp., 4.0%, 8/1/28	(h)(i)(j)	Leisure Time	1,809	1,708	1,726
Catalyst Healthcare Manchester Financing PLC, Series AMBC, 2.4%, 9/30/40	(i)	Healthcare-Services	£234	581	545
CHS/Community Health Systems, Inc., 6.0%, 1/15/29	(h)(i)	Healthcare-Services	$1,877	1,676	1,770
Cloud Software Group, Inc., 6.5%, 3/31/29	(h)(i)(j)	Software	603	580	589
Cloud Software Group, Inc., 9.0%, 9/30/29	(h)(i)(j)	Software	8,240	7,785	8,246
Coronado Finance Pty. Ltd., 9.3%, 10/1/29	(h)	Coal	1,396	1,396	1,429
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S., PIK, 12.0%, 5/25/27		Telecommunications	4,433	4,310	4,458
Directv Financing LLC, 8.9%, 2/1/30	(h)(i)(j)	Media Entertainment	5,327	5,251	5,262
DISH DBS Corp., 5.3%, 12/1/26	(h)	Media Entertainment	5,620	4,901	5,212
Diversified Healthcare Trust, 0.0%, 1/15/26	(h)(i)(j)(k)	Real Estate Investment Trusts	6,858	6,136	6,348
Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, 7.5%, 5/1/25	(h)	Textiles	1,339	1,326	766
Evergreen Acqco 1 LP/TVI, Inc., 9.8%, 4/26/28	(h)(i)	Retail	3,001	3,063	3,161
GoTo Group, Inc., 5.5%, 5/1/28	(h)(i)	Telecommunications	3,783	3,268	2,872
iHeartCommunications, Inc., 4.8%, 1/15/28	(h)	Media Entertainment	1,520	914	936
IHO Verwaltungs GmbH, PIK, 7.8%, 11/15/30	(h)(i)	Auto Parts & Equipment	1,111	1,112	1,112
Latam Airlines Group SA, 13.4%, 10/15/29	(h)(i)	Airlines	1,190	1,332	1,371
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(h)(i)	Media Entertainment	5,148	4,283	4,331
LCPR Senior Secured Financing DAC, 6.8%, 10/15/27	(h)(i)	Media Entertainment	2,374	2,201	2,227
Level 3 Financing, Inc., 3.9%, 10/15/30	(h)(i)	Telecommunications	1,054	704	806
Level 3 Financing, Inc., 10.5%, 4/15/29	(h)	Telecommunications	491	506	549
Level 3 Financing, Inc., 10.8%, 12/15/30	(h)(i)	Telecommunications	1,697	1,755	1,905
Level 3 Financing, Inc., 11.0%, 11/15/29	(h)(i)	Telecommunications	2,151	2,281	2,430
LifePoint Health, Inc., 4.4%, 2/15/27	(h)	Healthcare-Services	512	496	497
LifePoint Health, Inc., 11.0%, 10/15/30	(h)(i)	Healthcare-Services	450	438	502

See notes to consolidated financial statements.
9

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 14.8%, 11/14/28	(h)(i)	Pharmaceuticals	$1,686	$1,796	$1,844
Nabors Industries, Inc., 9.1%, 1/31/30	(h)(i)	Oil & Gas	5,382	5,403	5,563
Newfold Digital Holdings Group, Inc., 11.8%, 10/15/28	(h)(i)(j)	Internet	4,739	4,822	4,686
Olympus Water U.S. Holding Corp., 7.1%, 10/1/27	(h)(i)	Chemicals	1,811	1,825	1,841
Olympus Water U.S. Holding Corp., 9.8%, 11/15/28	(h)(j)	Chemicals	1,778	1,824	1,889
Open Text Corp., 6.9%, 12/1/27	(h)(i)	Software	585	600	609
Peterborough Progress Health PLC, 5.6%, 10/2/42	(i)(l)	Healthcare-Services	£545	933	632
QVC, Inc., 6.9%, 4/15/29	(h)	Retail	$239	180	206
Rocket Software, Inc., 9.0%, 11/28/28	(h)	Software	1,157	1,157	1,207
Seadrill Finance Ltd., 8.4%, 8/1/30	(h)(i)(j)	Oil & Gas	3,651	3,686	3,731
SeaWorld Parks & Entertainment, Inc., 5.3%, 8/15/29	(h)(i)	Entertainment	1,273	1,124	1,224
Shelf Drilling Holdings Ltd., 9.6%, 4/15/29	(h)(i)	Oil & Gas	4,723	4,561	4,277
Shelf Drilling North Sea Holdings Ltd., 9.9%, 11/22/28	(i)	Oil & Gas	2,400	2,364	2,341
Solocal Group SA, PIK, E+700, 3/15/29	(m)(q)	Internet	€131	139	33
Talen Energy Supply LLC, 8.6%, 6/1/30	(h)(i)(j)	Electric	$1,529	1,536	1,651
Tenet Healthcare Corp., 5.1%, 11/1/27	(j)	Healthcare-Services	3,029	2,983	3,006
Tenet Healthcare Corp., 6.1%, 6/15/30	(i)	Healthcare-Services	1,305	1,306	1,313
Tenet Healthcare Corp., 6.3%, 2/1/27	(i)	Healthcare-Services	718	696	719
Valaris Ltd., 8.4%, 4/30/30	(h)(i)	Oil & Gas	2,312	2,342	2,347
Total Senior Secured Bonds				122,969	124,543
Unsecured Bonds—18.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/25	(i)	Diversified Financial Services	1,818	1,829	1,834
AHP Health Partners, Inc., 5.8%, 7/15/29	(h)(i)	Healthcare-Services	3,084	2,740	2,992
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.9%, 2/15/28	(h)	Food	564	537	565
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 7.5%, 3/15/26	(h)	Food	1,449	1,460	1,467
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 8.6%, 6/15/29	(h)(i)	Coal	2,151	2,151	2,272
Archrock Partners LP/Archrock Partners Finance Corp., 6.3%, 4/1/28	(h)(i)(j)	Oil & Gas	1,732	1,686	1,737
Avient Corp., 7.1%, 8/1/30	(h)(i)	Chemicals	913	913	940
Bank of America Corp., 3.4%, 1/23/26 (fixed, converts to FRN on 1/23/25)	(j)(m)	Banks	9,481	9,368	9,438
Bank of America Corp., MTN, 3.4%, 4/2/26 (fixed, converts to FRN on 4/2/25)	(i)(j)(m)	Banks	3,858	3,809	3,831
Bausch Health Cos., Inc., 5.3%, 1/30/30	(h)(i)	Pharmaceuticals	1,264	614	696
Bausch Health Cos., Inc., 6.3%, 2/15/29	(h)	Pharmaceuticals	1,287	793	800
Bausch Health Cos., Inc., 7.3%, 5/30/29	(h)	Pharmaceuticals	1,432	863	904
BellRing Brands, Inc., 7.0%, 3/15/30	(h)(i)(j)	Pharmaceuticals	2,291	2,291	2,387
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.0%, 7/15/29	(h)	Pipelines	400	400	411
C&W Senior Finance Ltd., 6.9%, 9/15/27	(h)	Telecommunications	471	436	467
Capital One Financial Corp., 5.0%, 7/24/26 (fixed, converts to FRN on 7/24/25)	(i)(m)	Diversified Financial Services	937	931	936
Carnival Holdings Bermuda Ltd., 10.4%, 5/1/28	(h)(i)(j)	Leisure Time	7,472	7,983	8,026

See notes to consolidated financial statements.
10

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Cinemark USA, Inc., 5.3%, 7/15/28	(h)(j)	Entertainment	$1,513	$1,403	$1,486
Consolidated Energy Finance SA, 5.6%, 10/15/28	(h)(i)	Chemicals	170	137	139
CSC Holdings LLC, 5.4%, 2/1/28	(h)(i)	Media Entertainment	401	337	344
CSC Holdings LLC, 6.5%, 2/1/29	(h)(i)	Media Entertainment	8,110	6,989	6,865
DaVita, Inc., 4.6%, 6/1/30	(h)	Healthcare-Services	1,386	1,171	1,277
Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28	(h)(i)	Distribution/Wholesale	1,403	1,331	1,385
DISH DBS Corp., 5.1%, 6/1/29		Media Entertainment	647	381	431
DISH DBS Corp., 7.4%, 7/1/28		Media Entertainment	439	282	322
DT Midstream, Inc., 4.1%, 6/15/29	(h)(i)	Pipelines	625	593	587
Elastic NV, 4.1%, 7/15/29	(h)(i)	Software	1,083	981	1,003
Encino Acquisition Partners Holdings LLC, 8.5%, 5/1/28	(h)(i)	Oil & Gas	742	736	747
EQM Midstream Partners LP, 6.0%, 7/1/25	(h)(i)(j)	Pipelines	2,449	2,443	2,454
First Horizon Bank, 5.8%, 5/1/30		Banks	492	476	491
First Horizon Corp., 4.0%, 5/26/25	(i)	Banks	3,720	3,674	3,688
Ford Motor Credit Co. LLC, 2.3%, 2/10/25	(i)	Auto Manufacturers	448	444	444
Ford Motor Credit Co. LLC, 4.1%, 8/4/25	(i)	Auto Manufacturers	1,895	1,870	1,879
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(i)	Auto Manufacturers	222	227	217
Ford Motor Credit Co. LLC, 4.7%, 6/9/25	(i)	Auto Manufacturers	438	435	436
Ford Motor Credit Co. LLC, 5.1%, 6/16/25	(i)	Auto Manufacturers	902	898	900
Ford Motor Credit Co. LLC, 7.4%, 11/4/27	(i)	Auto Manufacturers	471	471	495
Ford Motor Credit Co. LLC, 7.4%, 3/6/30		Auto Manufacturers	960	970	1,019
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(i)	Telecommunications	1,477	1,427	1,535
Frontier North, Inc., Series G, 6.7%, 2/15/28	(i)	Telecommunications	5,029	4,895	5,158
Gulfport Energy Operating Corp., 6.8%, 9/1/29	(h)	Oil & Gas	1,460	1,460	1,469
HCA, Inc., 5.4%, 2/1/25		Healthcare-Services	370	370	370
Helix Energy Solutions Group, Inc., 9.8%, 3/1/29	(h)(i)	Oil & Gas	2,846	2,871	3,038
Hess Midstream Operations LP, 4.3%, 2/15/30	(h)(j)	Pipelines	1,020	920	953
Hess Midstream Operations LP, 5.1%, 6/15/28	(h)(i)	Pipelines	202	189	198
Hilton Domestic Operating Co., Inc., 5.4%, 5/1/25	(h)(i)	Lodging	1,728	1,727	1,731
Howard Midstream Energy Partners LLC, 8.9%, 7/15/28	(h)(i)	Pipelines	568	573	600
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.0%, 7/1/28	(h)(i)	Chemicals	3,484	3,479	3,532
JPMorgan Chase & Co., 2.0%, 3/13/26 (fixed, converts to FRN on 3/13/25)	(i)(m)	Banks	1,609	1,569	1,591
LBM Acquisition LLC, 6.3%, 1/15/29	(h)(i)	Retail	2,346	2,079	2,166
Life Time, Inc., 8.0%, 4/15/26	(h)(i)(j)	Leisure Time	2,184	2,180	2,196
LifePoint Health, Inc., 5.4%, 1/15/29	(h)	Healthcare-Services	163	148	149
Medline Borrower LP, 5.3%, 10/1/29	(h)	Healthcare-Products	1,644	1,603	1,594
MGM Resorts International, 4.6%, 9/1/26	(i)	Lodging	2,804	2,769	2,781
Mineral Resources Ltd., 8.5%, 5/1/30	(h)(i)	Iron/Steel	585	588	602
Mineral Resources Ltd., 9.3%, 10/1/28	(h)(i)	Iron/Steel	1,556	1,556	1,640
MIWD Holdco II LLC/MIWD Finance Corp., 5.5%, 2/1/30	(h)	Building Materials	3,511	3,008	3,363
MPT Operating Partnership LP/MPT Finance Corp., 4.6%, 8/1/29	(i)	Real Estate Investment Trusts	3,530	2,700	2,749
MPT Operating Partnership LP/MPT Finance Corp., 5.0%, 10/15/27	(i)	Real Estate Investment Trusts	15	13	13

See notes to consolidated financial statements.
11

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
NatWest Group PLC, 3.8%, 11/1/29 (fixed, converts to FRN on 11/1/24)	(m)	Banks	$5,365	$5,360	$5,365
NCL Corp. Ltd., 6.3%, 3/1/30	(h)	Leisure Time	419	419	415
NCL Corp. Ltd., 7.8%, 2/15/29	(h)(i)	Leisure Time	1,423	1,465	1,511
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.5%, 9/30/28	(h)(i)	Real Estate Investment Trusts	999	848	921
Newfold Digital Holdings Group, Inc., 6.0%, 2/15/29	(h)(i)	Internet	1,564	1,233	1,052
NRG Energy, Inc., 5.3%, 6/15/29	(h)(i)	Electric	1,183	1,080	1,157
Olympus Water U.S. Holding Corp., 6.3%, 10/1/29	(h)(i)	Chemicals	2,076	1,926	1,982
OneMain Finance Corp., 4.0%, 9/15/30	(i)	Diversified Financial Services	20	20	18
OneMain Finance Corp., 5.4%, 11/15/29	(i)	Diversified Financial Services	761	681	730
Open Text Corp., 3.9%, 12/1/29	(h)(i)	Software	137	115	125
Penn Entertainment, Inc., 4.1%, 7/1/29	(h)(i)	Entertainment	674	567	606
Post Holdings, Inc., 5.5%, 12/15/29	(h)(i)	Food	823	781	803
Raising Cane’s Restaurants LLC, 9.4%, 5/1/29	(h)(i)	Retail	919	919	989
RingCentral, Inc., 8.5%, 8/15/30	(h)(i)(j)	Software	2,294	2,293	2,428
Seagate HDD Cayman, 4.1%, 6/1/29	(i)	Technology	1,632	1,575	1,540
SoftBank Group Corp., 3.1%, 1/6/25	(i)(l)	Telecommunications	435	433	433
Sprint LLC, 7.6%, 2/15/25	(j)	Telecommunications	3,035	3,037	3,036
Sprint LLC, 7.6%, 3/1/26	(i)	Telecommunications	1,944	1,997	1,995
Standard Industries, Inc., 4.4%, 7/15/30	(h)(i)(j)	Building Materials	3,662	3,326	3,368
Sterling Entertainment Enterprises LLC, 10.3%, 1/15/25	(e)	Media Entertainment	813	801	804
Terex Corp., 5.0%, 5/15/29	(h)(i)	Machinery-Construction & Mining	723	681	696
Teva Pharmaceutical Finance Netherlands III BV, 7.1%, 1/31/25	(i)	Pharmaceuticals	1,756	1,756	1,756
Thor Industries, Inc., 4.0%, 10/15/29	(h)(i)	Home Builders	2,344	2,025	2,142
Tidewater, Inc., 10.4%, 7/3/28	(h)(i)	Oil & Gas	1,100	1,091	1,188
TransDigm, Inc., 5.5%, 11/15/27	(i)	Aerospace/Defense	436	429	433
Uber Technologies, Inc., 8.0%, 11/1/26	(h)(j)	Internet	4,732	4,732	4,732
Vibrantz Technologies, Inc., 9.0%, 2/15/30	(h)(i)	Chemicals	2,787	2,544	2,614
VICI Properties LP/VICI Note Co., Inc., 4.6%, 6/15/25	(h)(i)	Real Estate Investment Trusts	907	898	903
Viking Cruises Ltd., 7.0%, 2/15/29	(h)(i)(j)	Leisure Time	3,603	3,374	3,634
WR Grace Holdings LLC, 5.6%, 8/15/29	(h)(i)	Chemicals	1,573	1,358	1,454
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.9%, 2/1/29	(h)(i)	Software	1,150	1,042	1,049
Total Unsecured Bonds				149,983	153,619
Collateralized Loan Obligation (CLO) / Structured Credit—5.5%
Accunia European CLO III DAC, Series 3X, Class D, ABS, E+305, 1/20/31	(l)(m)	EUR CLO	€240	274	262
AG Trust, Series 2024-NLP, Class D, S+465, 7/15/41	(h)(m)	Commercial MBS	$1,330	1,327	1,329
Alba PLC, Series 2007-1, Class C, CMO, SONIA+41, 3/17/39	(l)(m)	GBP CLO	£455	495	562
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, ABS, E+380, 7/15/32	(l)(m)	EUR CLO	€745	797	810
Aqueduct European CLO DAC, Series 2019-4X, Class CR, ABS, E+200, 7/15/32	(l)(m)	EUR CLO	525	528	570

See notes to consolidated financial statements.
12

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Arbour CLO VII DAC, Series 7A, Class B2E, ABS, E+180, 3/15/33	(h)(m)	EUR CLO	€250	$240	$271
ARES European CLO IX DAC, Series 9X, Class E, ABS, E+440, 10/14/30	(l)(m)	EUR CLO	290	322	311
ARES European CLO X DAC, Series 10X, Class CR, ABS, E+190, 10/15/31	(l)(m)	EUR CLO	795	817	863
ARES European CLO XII DAC, Series 12X, Class DR, ABS, E+300, 4/20/32	(l)(m)	EUR CLO	290	305	316
Avoca CLO XIII DAC, Series 13X, Class ERR, ABS, E+622, 4/15/34	(l)(m)	EUR CLO	240	232	262
Avoca CLO XIX DAC, Series 19X, Class D, ABS, E+320, 10/15/31	(l)(m)	EUR CLO	840	869	917
Avoca CLO XXII DAC, Series 22A, Class D, ABS, E+290, 4/15/35	(h)(m)	EUR CLO	360	323	389
Barings Euro CLO DAC, Series 2018-2X, Class D, ABS, E+320, 10/15/31	(l)(m)	EUR CLO	920	1,080	1,004
Barings Euro CLO DAC, Series 2018-3A, Class DE, ABS, E+370, 7/27/31	(h)(m)	EUR CLO	480	525	525
Bellemeade Re Ltd., Series 2024-1, Class M1C, CMO, S+395, 8/25/34	(h)(m)	USD CLO	$260	260	266
Bilbao CLO III DAC, Series 3X, Class BR, ABS, E+200, 5/17/34	(l)(m)	EUR CLO	€490	511	530
BlueMountain Fuji EUR CLO V DAC, Series 5X, Class C, ABS, E+245, 1/15/33	(l)(m)	EUR CLO	865	871	942
BNPP AM Euro CLO DAC, Series 2019-1X, Class DR, ABS, E+305, 7/22/32	(l)(m)	EUR CLO	525	567	570
Bosphorus CLO V DAC, Series 5A, Class DE, ABS, E+480, 12/12/32	(h)(m)	EUR CLO	320	354	350
BX Trust, Series 2021-ARIA, Class E, S+236, 10/15/36	(h)(m)	Commercial MBS	$510	439	507
BX Trust, Series 2021-ARIA, Class F, S+271, 10/15/36	(h)(m)	Commercial MBS	1,440	1,368	1,423
Cairn CLO IX DAC, Series 2018-9X, Class C, ABS, E+150, 4/25/32	(l)(m)	EUR CLO	€415	399	449
Cairn CLO XIV DAC, Series 2021-14A, Class B1, ABS, E+170, 10/29/34	(h)(m)	EUR CLO	250	242	271
Cairn CLO XIV DAC, Series 2021-14X, Class C, ABS, E+210, 10/29/34	(l)(m)	EUR CLO	320	335	344
Cairn CLO XV DAC, Series 2022-15X, Class B1, ABS, E+175, 4/15/36	(l)(m)	EUR CLO	410	362	447
Carlyle Euro CLO DAC, Series 2018-2X, Class B1, ABS, E+210, 8/28/31	(l)(m)	EUR CLO	255	273	278
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-2X, Class BRR, ABS, E+240, 4/15/34	(l)(m)	EUR CLO	525	565	570
Carlyle Global Market Strategies Euro CLO DAC, Series 2015-3X, Class C1RE, ABS, E+255, 7/15/30	(l)(m)	EUR CLO	275	323	301
CIFC European Funding CLO III DAC, Series 3X, Class D, ABS, E+360, 1/15/34	(l)(m)	EUR CLO	355	356	387
CVC Cordatus Loan Fund III DAC, Series 3X, Class DRR, ABS, E+255, 8/15/32	(l)(m)	EUR CLO	850	845	925
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, ABS, E+315, 12/15/34	(l)(m)	EUR CLO	475	457	519

See notes to consolidated financial statements.
13

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
CVC Cordatus Opportunity Loan Fund DAC, Series 1X, Class C, ABS, E+255, 8/15/33	(l)(m)	EUR CLO	€905	$983	$989
Dartry Park CLO DAC, Series 1X, Class BRR, ABS, E+230, 1/28/34	(l)(m)	EUR CLO	355	340	387
Erna SRL, Series 1, Class A, E+225, 7/25/31	(l)(m)	Commercial MBS	112	129	120
Euro-Galaxy V CLO DAC, Series 2016-5X, Class DRR, ABS, E+365, 2/15/34	(l)(m)	EUR CLO	440	466	479
Fair Oaks Loan Funding II DAC, Series 2X, Class DR, ABS, E+305, 4/15/34	(l)(m)	EUR CLO	370	384	403
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2024-MN8, Class M1, S+285, 5/25/44	(h)(m)	Commercial MBS	$404	404	410
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2023-MN7, Class M1, ABS, S+360, 9/25/43	(h)(m)	Commercial MBS	1,579	1,579	1,610
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-HQA2, Class B1, ABS, S+315, 12/25/33	(h)(m)	USD CLO	520	514	579
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2023-DNA2, Class M1B, ABS, S+325, 4/25/43	(h)(m)	USD CLO	270	270	284
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA3, Class B1, ABS, S+350, 10/25/33	(h)(m)	USD CLO	200	206	225
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2020-HQA5, Class B1, ABS, S+400, 11/25/50	(h)(m)	USD CLO	310	322	350
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B1, CMO, S+250, 2/25/44	(h)(m)	USD CLO	245	245	250
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R05, Class 2M2, ABS, S+300, 4/25/42	(h)(m)	USD CLO	260	256	269
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, CMO, S+386, 9/25/39	(h)(m)	USD CLO	315	315	329
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B1, ABS, S+390, 7/25/43	(h)(m)	USD CLO	105	105	111
Galaxy XIX CLO Ltd., Series 2015-19A, Class BRR, ABS, S+211, 7/24/30	(h)(m)	USD CLO	520	497	520
GAM FRR2 H Co.	(e)(n)(o)	USD CLO	1	389	404
GAM Re-REMICS Trust, Series 2021-FRR1, Class 2C, 0.0%, 11/29/50	(h)(k)(n)	Commercial MBS	44	30	34
GAM Re-REMICS Trust, Series 2021-FRR1, Class 1D, 0.0%, 11/29/50	(h)(k)(n)	Commercial MBS	60	42	47
GAM Re-REMICS Trust, Series 2021-FRR1, Class 1C, 0.0%, 11/29/50	(h)(k)(n)	Commercial MBS	41	30	33
GAM Re-REMICS Trust, Series 2021-FRR2, Class CK78, 0.0%, 9/27/51	(h)(k)(n)	Commercial MBS	29	19	20

See notes to consolidated financial statements.
14

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
GAM Re-REMICS Trust, Series 2021-FRR2, Class D730, 0.0%, 9/27/51	(h)(k)(n)	Commercial MBS	$35	$29	$34
GAM Re-REMICS Trust, Series 2021-FRR2, Class DK49, 0.0%, 9/27/51	(h)(k)(n)	Commercial MBS	34	27	31
GAM Re-REMICS Trust, Series 2021-FRR2, Class CK44, 0.0%, 9/27/51	(h)(k)(n)	Commercial MBS	43	36	42
GAM Re-REMICS Trust, Series 2021-FRR2, Class BK78, 2.4%, 9/27/51	(h)(m)(n)	Commercial MBS	46	37	38
Harvest CLO XIX DAC, Series 19X, Class D, ABS, E+255, 4/14/31	(l)(m)	EUR CLO	€660	690	718
Harvest CLO XX DAC, Series 20X, Class DR, ABS, E+310, 10/20/31	(l)(m)	EUR CLO	335	340	365
Harvest CLO XXIII DAC, Series 23A, Class CE, ABS, E+205, 10/20/32	(h)(m)	EUR CLO	250	251	272
Jubilee CLO DAC, Series 2016-17X, Class CR, ABS, E+240, 4/15/31	(l)(m)	EUR CLO	1,050	1,066	1,146
Jubilee CLO DAC, Series 2018-20X, Class D, ABS, E+275, 7/19/31	(l)(m)	EUR CLO	780	781	846
Jubilee CLO DAC, Series 2013-10X, Class DRR, ABS, E+355, 7/15/34	(l)(m)	EUR CLO	175	184	191
KeyCorp Student Loan Trust, Series 2006-A, Class 2C, ABS, S+141, 3/27/42	(m)	USD CLO	$3,744	3,175	3,090
Lehman XS Trust, Series 2007-6, Class 3A32, ABS, S+61, 5/25/37	(m)	USD CLO	139	126	128
Lehman XS Trust, Series 2007-6, Class 3A31, ABS, 4.2%, 5/25/37		USD CLO	122	124	111
Lehman XS Trust, Series 2007-6, Class 3A4, ABS, 4.2%, 5/25/37		USD CLO	166	170	127
Lehman XS Trust, Series 2007-6, Class 3A2, ABS, 4.2%, 5/25/37		USD CLO	17	17	17
Lehman XS Trust, Series 2007-14H, Class A22, CMO, S+91, 7/25/47	(m)	USD CLO	179	180	169
Madison Park Euro Funding VI DAC, Series 6X, Class DR, ABS, E+290, 10/15/30	(l)(m)	EUR CLO	€280	285	305
Man GLG Euro CLO IV DAC, Series 4X, Class C, ABS, E+160, 5/15/31	(l)(m)	EUR CLO	485	525	527
Multifamily Connecticut Avenue Securities Trust, Series 2024-01, Class M7, CMO, S+275, 7/25/54	(h)(m)	Commercial MBS	$200	200	201
OCP CLO Ltd., Series 2017-13A, Class CR, ABS, S+336, 7/15/30	(h)(m)	USD CLO	450	423	450
OCP Euro CLO DAC, Series 2022-5A, Class E, ABS, E+647, 4/20/35	(h)(m)	EUR CLO	€250	277	275
Penta CLO 5 DAC, Series 2018-5X, Class CR, ABS, E+240, 4/20/35	(l)(m)	EUR CLO	100	107	109
Penta CLO 5 DAC, Series 2018-5X, Class DR, ABS, E+370, 4/20/35	(l)(m)	EUR CLO	525	524	573
Penta CLO 7 DAC, Series 2020-7X, Class B1, ABS, E+165, 1/25/33	(l)(m)	EUR CLO	205	192	223
Penta CLO 8 DAC, Series 2020-8X, Class CR, ABS, E+215, 1/15/34	(l)(m)	EUR CLO	240	246	261

See notes to consolidated financial statements.
15

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Polaris PLC, Series 2021-1, Class D, ABS, SONIA+165, 12/23/58	(l)(m)	GBP CLO	£100	$123	$129
Polaris PLC, Series 2021-1, Class E, ABS, SONIA+230, 12/23/58	(l)(m)	GBP CLO	100	122	129
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., Class A2, ABS, S+64, 3/22/37	(h)(m)	Diversified Financial Services	$425	348	347
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., Series A2, ABS, S+63, 9/22/37	(h)(m)	Diversified Financial Services	266	223	217
Radnor Re Ltd., Series 2024-1, Class M1C, CMO, S+350, 9/25/34	(h)(m)	USD CLO	445	445	450
Sculptor European CLO I DAC, Series 1A, Class DRR, ABS, E+350, 4/18/34	(h)(m)	EUR CLO	€475	458	518
Sculptor European CLO V DAC, Series 5X, Class E, ABS, E+537, 1/14/32	(l)(m)	EUR CLO	930	985	992
Smeralda SPV SARL, 8.8%, 12/22/34	(e)	Commercial MBS	2,321	2,615	2,102
Smeralda SPV SARL, Series 2016-C05, Class B, ABS, 8.9%, 12/22/33	(e)	Commercial MBS	276	385	145
Sound Point Euro CLO VII Funding DAC, Series 7X, Class DE, ABS, E+320, 1/25/35	(l)(m)	EUR CLO	675	660	735
Sound Point Euro CLO VII Funding DAC, Series 7A, Class D, ABS, E+320, 1/25/35	(h)(m)	EUR CLO	555	548	605
St. Paul’s CLO III-R DAC, Series 3RX, Class CR, ABS, E+160, 1/15/32	(l)(m)	EUR CLO	425	442	455
St. Paul’s CLO VI DAC, Series 6A, Class DRRE, ABS, E+330, 5/20/34	(h)(m)	EUR CLO	520	497	562
St. Paul’s CLO VIII DAC, Series 8X, Class D, ABS, E+245, 7/17/30	(l)(m)	EUR CLO	330	298	359
St. Paul’s CLO X DAC, Series 10X, Class DR, ABS, E+375, 4/22/35	(l)(m)	EUR CLO	600	584	654
Stratton Hawksmoor PLC, Series 2022-1A, Class E, ABS, SONIA+200, 2/25/53	(h)(m)	GBP CLO	£250	303	318
TBW Mortgage-Backed Trust, Series 2006-6, Class A4, CMO, 6.4%, 1/25/37		USD CLO	$49	38	35
Terwin Mortgage Trust, Series 2006-6, Class 1A2, ABS, 0.1%, 7/25/37	(h)(m)	USD CLO	45	18	19
Tikehau CLO III DAC, Series 3X, Class C, ABS, E+185, 12/1/30	(l)(m)	EUR CLO	€165	178	177
Total Collateralized Loan Obligation / Structured Credit				43,468	44,520
Convertible Bonds—0.7%
Groupon, Inc., 1.1%, 3/15/26	(i)	Internet	$4,631	4,023	4,246
Liberty Interactive LLC, 3.8%, 2/15/30	(i)	Media Entertainment	1,162	953	413
Liberty Interactive LLC, 4.0%, 11/15/29	(i)	Media Entertainment	3,707	3,134	1,288
Total Convertible Bonds				8,110	5,947
Municipal Bonds—0.5%
City of Detroit, COPs, 4.8%, 6/15/20	(p)(q)		185	140	184
City of Detroit, COPs, 4.9%, 6/15/25	(p)(q)		646	487	646
PRHTA Custodial Trust, Series N, 0.0%, 12/6/49			595	565	321
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/29	(p)(q)		440	300	228

See notes to consolidated financial statements.
16

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/42	(p)(q)	$10	$7	$5
Puerto Rico Electric Power Authority, Series A, 5.1%, 7/1/42	(p)(q)	15	11	8
Puerto Rico Electric Power Authority, Series A, 6.8%, 7/1/36	(p)(q)	445	330	230
Puerto Rico Electric Power Authority, Series A, 7.0%, 7/1/43	(p)(q)	80	53	41
Puerto Rico Electric Power Authority, Series A-3, 10.0%, 7/1/19	(p)(q)	10	8	5
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/22	(p)(q)	55	35	29
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/27	(p)(q)	355	233	184
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/31	(p)(q)	120	78	62
Puerto Rico Electric Power Authority, Series B-3, 10.0%, 7/1/19	(p)(q)	10	8	5
Puerto Rico Electric Power Authority, Series BBB, 5.4%, 7/1/28	(p)(q)	1,690	1,501	874
Puerto Rico Electric Power Authority, Series C-1, 5.4%, 1/1/18	(p)(q)	30	23	16
Puerto Rico Electric Power Authority, Series C-2, 5.4%, 7/1/18	(p)(q)	20	16	10
Puerto Rico Electric Power Authority, Series C-3, 5.4%, 1/1/20	(p)(q)	5	4	3
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/25	(p)(q)	5	4	2
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/28	(p)(q)	25	20	13
Puerto Rico Electric Power Authority, Series DDD, 3.8%, 7/1/22	(p)(q)	5	3	3
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/19	(p)(q)	10	8	5
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/20	(p)(q)	110	72	57
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/21	(p)(q)	60	39	31
Puerto Rico Electric Power Authority, Series E-1, 10.0%, 1/1/21	(p)(q)	69	61	36
Puerto Rico Electric Power Authority, Series E-2, 10.0%, 7/1/21	(p)(q)	69	61	36
Puerto Rico Electric Power Authority, Series E-3, 10.0%, 1/1/22	(p)(q)	18	16	9
Puerto Rico Electric Power Authority, Series E-4, 10.0%, 7/1/22	(p)(q)	18	16	9
Puerto Rico Electric Power Authority, Series EEE, 6.0%, 7/1/30	(p)(q)	25	16	13
Puerto Rico Electric Power Authority, Series EEE, 6.3%, 7/1/40	(p)(q)	5	3	2

See notes to consolidated financial statements.
17

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(p)(q)	$30	$21	$16
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/20	(p)(q)	5	4	3
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/21	(p)(q)	5	3	3
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(p)(q)	25	22	13
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(p)(q)	20	16	10
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/25	(p)(q)	80	68	41
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/27	(p)(q)	35	27	18
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/17	(m)(p)(q)	15	10	8
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/18	(m)(p)(q)	15	10	8
Puerto Rico Electric Power Authority, Series UU, 4.4%, 7/1/31	(m)(p)(q)	110	80	57
Puerto Rico Electric Power Authority, Series UU, 4.5%, 7/1/25	(m)(p)(q)	25	18	13
Puerto Rico Electric Power Authority, Series UU, 5.5%, 7/1/20	(m)(p)(q)	110	78	57
Puerto Rico Electric Power Authority, Series V, 5.5%, 7/1/20	(p)(q)	15	12	8
Puerto Rico Electric Power Authority, Series WW, 5.3%, 7/1/33	(p)(q)	380	304	197
Puerto Rico Electric Power Authority, Series WW, 5.5%, 7/1/21	(p)(q)	80	67	42
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/35	(p)(q)	15	10	8
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/40	(p)(q)	75	47	39
Puerto Rico Electric Power Authority, Series YY, 6.1%, 7/1/40	(p)(q)	195	122	101
Puerto Rico Electric Power Authority, Series ZZ, 5.0%, 7/1/17	(p)(q)	15	11	8
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/19	(p)(q)	10	6	5
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/24	(p)(q)	5	4	3
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(p)(q)	5	3	2
Total Municipal Bonds			5,061	3,727

See notes to consolidated financial statements.
18

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—0.2%
Midwest Veterinary Partners LLC, 12.0%	(e)(r)	Healthcare-Services	1,765	$1,730	$1,748
Total Preferred Equity				1,730	1,748
Common Equity—0.7%
American Medical Systems Europe BV	(e)(p)	Healthcare-Products	33,515	273	320
ATD New Holdings, Inc.	(p)	Distribution/Wholesale	1,964	36	3
Endo, Inc.	(e)(p)	Pharmaceuticals	97,742	1,967	2,456
Mallinckrodt PLC	(g)(p)	Pharmaceuticals	7,015	293	531
Quorum Health Corp.	(e)(p)	Healthcare-Services	103,798	492	107
Quorum Litigation Trust	(e)(p)(s)	Healthcare-Services	7,142	7	7
Quorum Litigation Trust, Initial Funding	(e)(p)(s)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(e)(p)	Healthcare-Services	2,399	2	2
Solocal Group	(p)	Internet	12,557	262	33
Superior Energy Equity New 144A	(h)(p)	Oil & Gas	1,228	—	75
Superior Energy Equity New Sec 1145	(p)	Oil & Gas	26,721	347	1,627
Utex Industries	(p)	Miscellaneous Manufacturing	8,041	240	318
Utex Industries, Warrants, 12/3/25, Strike $114.76	(e)(p)	Miscellaneous Manufacturing	2,245	2	—
Total Common Equity				3,921	5,479
TOTAL INVESTMENTS—64.0%				$512,923	520,653
CASH, RESTRICTED CASH, FOREIGN CURRENCY, AND CASH EQUIVALENTS—25.6%(t)					207,949
OTHER ASSETS, LESS LIABILITIES—10.4%(u)					84,356
NET ASSETS—100.0%					$812,958

Reverse Repurchase Agreements—(6.6)%

Security Description(a)	Principal Value(b)	Principal Value including Accrued Interest
BNP Paribas 5.6%, agreement dated 10/2/24, to be repurchased on 12/20/24 (collateralized by Newfold Digital Holdings Group, Inc., 11.8% due 10/15/28 (fair value $1,065))	$(923)	$(927)
BNP Paribas 5.3%, agreement dated 10/8/24, to be repurchased on 1/8/25 (collateralized by Standard Industries, Inc., 4.4% due 7/15/30 (fair value $3,368), Carnival Corp., 4.0% due 8/1/28 (fair value $1,726))	(4,635)	(4,650)
BNP Paribas 5.1%, agreement dated 10/8/24, to be repurchased on 1/8/25 (collateralized by Bank of America Corp., 3.4% due 4/2/26 (fair value $2,029))	(1,924)	(1,931)
BNP Paribas 5.9%, agreement dated 10/22/24, to be repurchased on 11/12/24 (collateralized by NRG Energy, Inc., 10.3% due 3/15/28 (fair value $1,726))	(1,544)	(1,547)
BNP Paribas 5.4%, agreement dated 9/23/24, to be repurchased on 12/23/24 (collateralized by BellRing Brands, Inc., 7.0% due 3/15/30 (fair value $1,580))	(1,354)	(1,362)
BNP Paribas 5.4%, agreement dated 10/2/24, to be repurchased on 1/2/25 (collateralized by RingCentral, Inc., 8.5% due 8/15/30 (fair value $1,087))	(955)	(959)
BNP Paribas 5.9%, agreement dated 8/9/24, to be repurchased on 11/12/24 (collateralized by Carnival Holdings Bermuda Ltd., 10.4% due 5/1/28 (fair value $3,400), Diversified Healthcare Trust, 0.0% due 1/15/26 (fair value $3,452))	(5,944)	(6,025)
BNP Paribas 5.9%, agreement dated 8/6/24, to be repurchased on 11/6/24 (collateralized by Life Time, Inc., 8.0% due 4/15/26 (fair value $2,196))	(2,040)	(2,069)
BNP Paribas 5.6%, agreement dated 9/20/24, to be repurchased on 12/20/24 (collateralized by EQM Midstream Partners LP, 6.0% due 7/1/25 (fair value $2,454), Seadrill Finance Ltd., 8.4% due 8/1/30 (fair value $2,599), Archrock Partners Finance Corp., 6.25% due 4/1/28 (fair value $1,737), Talen Energy Supply LLC, 8.6% due 6/1/30 (fair value $1,651), Viking Cruises Ltd., 7.0% due 2/15/29 (fair value $2,098), Cloud Software Group, Inc., 6.5% due 3/31/29 (fair value $340))	(9,892)	(9,957)

See notes to consolidated financial statements.
19

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Security Description(a)	Principal Value(b)	Principal Value including Accrued Interest
BNP Paribas 5.3%, agreement dated 10/17/24, to be repurchased on 1/17/25 (collateralized by Cloud Software Group, Inc., 9.0% due 9/30/29 (fair value $816))	$(698)	$(700)
BNP Paribas 5.3%, agreement dated 10/8/24, to be repurchased on 1/8/25 (collateralized by Uber Technologies, Inc., 8.0%, due 11/1/26 (fair value $2,134))	(2,080)	(2,087)
Royal Bank of Canada 5.4%, agreement dated 10/18/24, to be repurchased on 1/17/25 (collateralized by Hess Midstream Operations LP, 4.3%, due 2/15/30 (fair value $953), Cinemark USA, Inc., 5.3%, due 7/15/28 (fair value $1,361))	(1,879)	(1,882)
Royal Bank of Canada 5.7%, agreement dated 8/12/24, to be repurchased on 11/12/24 (collateralized by Bank of America Corp., 3.4%, due 1/23/26 (fair value $7,349)	(6,948)	(7,036)
Royal Bank of Canada 5.7%, agreement dated 9/12/24, to be repurchased on 11/8/24 (collateralized by Sprint LLC, 7.6%, due 2/15/25 (fair value $2,125)	(2,105)	(2,122)
Royal Bank of Canada 5.8%, agreement dated 8/30/24, to be repurchased on 11/29/24 (collateralized by Carnival Holdings Bermuda Ltd., 10.4%, due 5/1/28 (fair value $1,259)	(1,047)	(1,058)
Royal Bank of Canada 5.9%, agreement dated 8/12/24, to be repurchased on 11/12/24 (collateralized by Tenet Healthcare Corp., 5.1%, due 11/1/27 (fair value $3,006)	(2,416)	(2,447)
Royal Bank of Canada 5.9%, agreement dated 8/20/24, to be repurchased on 11/12/24 (collateralized by American Airlines, Inc. /AAdvantage Loyalty IP Ltd., 5.8%, due 4/20/29 (fair value $2,161)	(1,698)	(1,718)
Royal Bank of Canada 5.9%, agreement dated 9/16/24, to be repurchased on 11/12/24 (collateralized by Directv Financing LLC, 8.9%, due 2/1/30 (fair value $4,196)	(3,393)	(3,418)
Royal Bank of Canada 5.9%, agreement dated 10/16/24, to be repurchased on 11/12/24 (collateralized by Olympus Water U S Holding Corp., 9.8%, due 11/15/28 (fair value $1,889)	(1,558)	(1,563)
Total Reverse Repurchase Agreements	$(53,033)	$(53,458)

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
Government Bonds Sold Short—(0.1)%
U.K. Gilts, 0.3%, 7/31/31	(l)	Sovereign	£(833)	$(814)	$(826)
Total Government Bonds Sold Short				(814)	(826)
Total Investments Sold Short				$(814)	$(826)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	12/18/24	EUR	5,197	USD	5,812	$—	$148
BNP Paribas SA	12/18/24	USD	348	EUR	317	2	—
JPMorgan Chase Bank, N.A.	12/18/24	EUR	2,569	USD	2,788	12	—
JPMorgan Chase Bank, N.A.	12/18/24	EUR	173	USD	188	1	—
JPMorgan Chase Bank, N.A.	12/18/24	EUR	6,885	USD	7,563	—	60
JPMorgan Chase Bank, N.A.	12/18/24	EUR	1,421	USD	1,562	—	13
JPMorgan Chase Bank, N.A.	12/18/24	GBP	1,557	USD	1,986	21	—
JPMorgan Chase Bank, N.A.	12/18/24	GBP	965	USD	1,243	1	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	6,094	EUR	5,602	—	11
JPMorgan Chase Bank, N.A.	12/18/24	USD	1,324	EUR	1,203	13	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	2,074	EUR	1,890	14	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	487	EUR	444	3	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	3,915	EUR	3,568	27	—

See notes to consolidated financial statements.
20

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	12/18/24	USD	1,690	EUR	1,539	$13	$—
JPMorgan Chase Bank, N.A.	12/18/24	USD	549	GBP	418	10	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	633	GBP	489	2	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	514	GBP	397	2	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	915	GBP	700	12	—
JPMorgan Chase Bank, N.A.	12/18/24	USD	245	GBP	192	—	2
JPMorgan Chase Bank, N.A.	12/18/24	USD	568	GBP	444	—	5
JPMorgan Chase Bank, N.A.	12/18/24	USD	1,707	GBP	1,317	9	—
State Street Bank and Trust Company	12/18/24	EUR	943	USD	1,046	—	18
State Street Bank and Trust Company	12/18/24	GBP	465	USD	623	—	23
State Street Bank and Trust Company	12/18/24	GBP	799	USD	1,070	—	40
State Street Bank and Trust Company	12/18/24	GBP	1,464	USD	1,876	12	—
State Street Bank and Trust Company	12/18/24	USD	13,114	EUR	11,944	98	—
State Street Bank and Trust Company	12/18/24	USD	2,648	EUR	2,412	20	—
State Street Bank and Trust Company	12/18/24	USD	425	EUR	387	3	—
State Street Bank and Trust Company	12/18/24	USD	1,288	GBP	1,008	—	12
State Street Bank and Trust Company	12/18/24	USD	124	GBP	97	—	1
State Street Bank and Trust Company	12/18/24	USD	1,658	GBP	1,298	—	15
State Street Bank and Trust Company	12/18/24	USD	339	GBP	265	—	3
State Street Bank and Trust Company	12/18/24	USD	1,156	GBP	907	—	14
Total Forward Foreign Currency Exchange Contracts						$275	$365

Interest Rate Swaps (Centrally Cleared)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	2.61%	ESTRON	EUR 535	10/9/26	Annually	$1	$1	$—
Goldman Sachs International	2.91%	ESTRON	EUR 755	10/9/25	Annually	2	2	—
Goldman Sachs International	3.33%	ESTRON	EUR 1,311	10/9/26	Annually	(30)	—	30
Goldman Sachs International	3.53%	ESTRON	EUR 2,299	10/9/25	Annually	(26)	—	26
Total Interest Rate Swaps (Centrally Cleared)						$(53)	$3	$56

Cross-Currency Swaps (Over-The-Counter)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.098%)	SOFR	EUR 10,932	USD 12,009	12/27/26	Quarterly	$161	$161	$—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.24%)	SOFR	EUR 13,028	USD 14,151	8/25/26	Quarterly	87	87	—
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.0825%)	SOFR	EUR 3,119	USD 3,407	8/14/27	Quarterly	65	65	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2225%)	SOFR	EUR 10,812	USD 11,771	3/27/26	Quarterly	63	63	—

See notes to consolidated financial statements.
21

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.215%)	SOFR	EUR 4,000	USD 4,358	4/11/26	Quarterly	$22	$22	$—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2475%)	SOFR	EUR 2,816	USD 3,050	3/31/26	Quarterly	5	5	—
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.01%)	SOFR	GBP 223	USD 284	6/17/27	Quarterly	(4)	—	4
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.65%)	SOFR	EUR 6,615	USD 7,155	5/28/27	Quarterly	(8)	—	8
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.005%)	SOFR	GBP 1,075	USD 1,370	5/24/27	Quarterly	(15)	—	15
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.15875%)	SOFR	GBP 1,110	USD 1,402	8/29/26	Quarterly	(25)	—	25
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.044%)	SOFR	GBP 2,276	USD 2,834	4/26/27	Quarterly	(98)	—	98
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.12%)	SOFR	GBP 1,879	USD 2,281	10/20/26	Quarterly	(142)	—	142
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of (0.925%)	SOFR	GBP 2,045	USD 2,444	3/6/26	Quarterly	(189)	—	189
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.185%)	SOFR	EUR 12,934	USD 13,814	3/8/26	Quarterly	(189)	—	189
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of (0.183%)	SOFR	GBP 3,142	USD 3,843	12/6/25	Quarterly	(197)	—	197
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.9%)	SOFR	GBP 4,913	USD 6,110	4/21/26	Quarterly	(216)	—	216
JPMorgan Chase Bank, N.A.	3 Month ESTRON plus a spread of (0.255%)	SOFR	EUR 11,312	USD 11,844	12/6/25	Quarterly	(400)	—	400
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.1975%)	SOFR	EUR 26,447	USD 27,846	1/9/26	Quarterly	(826)	—	826
Total Cross-Currency Swaps (Over-The-Counter)							$(1,906)	$403	$2,309

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

See notes to consolidated financial statements.
22

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2024 (in thousands, except share amounts)

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor’”), which has been designated by the Fund’s board of trustees as its valuation designee. See Notes 2 and 8 for additional information on FS Credit Income Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2024, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was 3.13%, 3.06% and 2.87%, respectively, the Sterling Overnight Index Average (“SONIA”) was 4.95%, the U.S. Prime rate (“P”) was 8.00%, and the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 4.65%, 4.56% and 4.41%, respectively, and the Euro Short-Term Rate Volume Weighted Trimmed Mean Rate (“ESTRON”) was 3.16%. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(f)All or a portion of this security is an unfunded commitment. As of October 31, 2024, the Fund had unfunded commitments of $5,411.

(g)Position or portion thereof unsettled as of October 31, 2024.

(h)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by FS Credit Income Advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $223,139, which represents approximately 27.4% of net assets as of October 31, 2024.

(i)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2024, there were no securities rehypothecated by BNP.

(j)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(k)Issued with a zero coupon. Income is recognized through the accretion of discount.

(l)Exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. Total market value of Regulation S securities amounts to $23,650, which represents approximately 2.9% of net assets as of October 31, 2024.

(m)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)Issuer of the security is an affiliate of the Fund’s investment sub-adviser, GoldenTree Sub-Advisor.

(o)Security is reflected in shares.

(p)Security is non-income producing.

(q)Security is in default.

(r)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(s)Number of shares for this security reflects the dollar amount of contributions made to the investment.

(t)Includes $191,901 of a short-term investment held in the Morgan Stanley Institutional Liquidity Fund with a 7-day yield of 4.8% as of October 31, 2024.

(u)Includes the effect of investments sold short, forward foreign currency exchange contracts, swap contracts and reverse repurchase agreements payable.

ABS—Asset Backed Security

CLO—Collateralized Loan Obligation

CMO—Collateralized Mortgage Obligation

COP—Certificates of Participation

EUR—Euro

FRN—Floating Rate Note

GBP—British Pound

MBS—Mortgage-Backed Security

PIK—Payment In Kind

USD—U.S. Dollar

£—British Pound

€—Euro

$—U.S. Dollar

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
23

October 31, 2024
Assets
Investments, at fair value (amortized cost—$512,923)	$520,653
Cash and cash equivalents	191,901
Restricted cash	260
Foreign currency (cost—$15,764)	15,788
Deposits held at broker(1)	4,094
Receivable for investments sold	264,347
Receivable from Fund shares sold	1,307
Reimbursement due from adviser(2)	201
Dividends receivable	167
Interest receivable	7,991
Unrealized appreciation on forward foreign currency exchange contracts	275
Unrealized appreciation on swap contracts	406
Receivable for variation margin on interest rate swap agreements	10
Payment due from broker	247
Prepaid expenses and other assets	96
Total assets	$1,007,743

Liabilities
Repurchase agreement payable	$53,458
Investments sold short, at fair value (proceeds $814)	826
Unrealized depreciation on forward foreign currency exchange contracts	365
Payable for variation margin on futures contracts	7
Unrealized depreciation on swap contracts	2,365
Collateral due to broker	339
Temporary financing	101,662
Payable for investments purchased	27,343
Payment due to broker	5
Dividends payable	3,149
Management fees payable	4,012
Accounting and administrative fees payable	148
Interest expense payable	350
Professional fees payable	101
Trustees’ fees payable	35
Interest payable for investments sold short	45
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	109
Shareholder service and distribution fees payable—Class U-2	93
Other accrued expenses and liabilities	371
Total liabilities	$194,785
Net assets	$812,958

Commitments and contingencies ($3,110)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$65
Capital in excess of par value	818,068
Accumulated earnings (deficit)	(5,175)
Net assets	$812,958

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
24

October 31, 2024
Class A Shares
Net Assets	$5,193
Shares Outstanding	415,393
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.50
Maximum Offering Price Per Share ($12.50 ÷ 94.25% of net asset value per share)	$13.26

Class I Shares
Net Assets	$485,360
Shares Outstanding	38,697,214
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.54

Class T Shares
Net Assets	$3,015
Shares Outstanding	240,596
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.53
Maximum Offering Price Per Share ($12.53 ÷ 96.50% of net asset value per share)	$12.98

Class U Shares
Net Assets	$172,513
Shares Outstanding	13,821,671
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.48

Class U-2 Shares
Net Assets	$146,877
Shares Outstanding	11,667,396
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.59
Maximum Offering Price Per Share ($12.59 ÷ 97.50% of net asset value per share)(4)	$12.91

(1)Represents cash and cash collateral on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

See notes to consolidated financial statements.
25

FS Credit Income Fund

Consolidated Statement of Operations

(in thousands)

Year Ended October 31, 2024
Investment income
Interest income	$77,006
Dividend income	1,590
Fee income	929
Total investment income	79,525

Operating expenses
Management fees	14,531
Administrative services expenses	144
Accounting and administrative fees	847
Interest expense	8,190
Professional fees	496
Trustees’ fees	140
Shareholder service fee—Class A	15
Shareholder service and distribution fees—Class T	14
Distribution fee—Class U	1,248
Shareholder service and distribution fees—Class U-2	806
Other general and administrative expenses	1,372
Total operating expenses	27,803
Less: Expense reimbursement(1)	(1,162)
Net operating expenses	26,641
Net investment income before taxes	52,884
Excise tax	207
Net investment income	52,677

Realized and unrealized gain/loss
Net realized gain (loss) on investments	24,288
Net realized gain (loss) on forward foreign currency exchange contracts	(198)
Net realized gain (loss) on swap contracts	1,259
Net realized gain (loss) on investments sold short	(346)
Net realized gain (loss) on futures contracts	(48)
Net realized gain (loss) on foreign currency	387
Net change in unrealized appreciation (depreciation) on investments	37,008
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(688)
Net change in unrealized appreciation (depreciation) on swap contracts	(3,905)
Net change in unrealized appreciation (depreciation) on investments sold short	(10)
Net change in unrealized gain (loss) on foreign currency	(29)
Total net realized gain (loss) and unrealized appreciation (depreciation)	57,718
Net increase (decrease) in net assets resulting from operations	$110,395

(1)See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

See notes to consolidated financial statements.
26

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended October 31,
	2024	2023
Operations
Net investment income	$52,677	$37,895
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, futures contracts and foreign currency	25,342	(5,875)
Net change in unrealized appreciation (depreciation) on investments	37,008	21,934
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(688)	(2,168)
Net change in unrealized appreciation (depreciation) on swap contracts	(3,905)	(6,084)
Net change in unrealized appreciation (depreciation) on investments sold short	(10)	(152)
Net change in unrealized appreciation (depreciation) on futures contracts	—	(47)
Net change in unrealized gain (loss) on foreign currency	(29)	121
Net increase (decrease) in net assets resulting from operations	110,395	45,624

Shareholder distributions(1)
Distributions to shareholders
Class A	(494)	(531)
Class I	(36,270)	(26,526)
Class T	(230)	(224)
Class U	(12,415)	(10,555)
Class U-2	(9,012)	(3,828)
Net decrease in net assets resulting from shareholder distributions	(58,421)	(41,664)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	145,258	138,639

Total increase in net assets	197,232	142,599
Net assets at beginning of year	615,726	473,127
Net assets at end of year	$812,958	$615,726

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.
27

FS Credit Income Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended October 31, 2024
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$110,395
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(745,132)
Proceeds from sales and repayments of investments	1,010,774
Purchases to cover investments sold short	(17,989)
Proceeds from investments sold short	6,234
Net realized (gain) loss on investments	(24,288)
Net realized (gain) loss on investments sold short	346
Net change in unrealized (appreciation) depreciation on investments	(37,008)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	688
Net change in unrealized (appreciation) depreciation on swap contracts	3,905
Net change in unrealized (appreciation) depreciation on investments sold short	10
Accretion of discount	(8,690)
(Increase) decrease in deposits held at broker	10,678
(Increase) decrease in receivable for investments sold	(256,810)
(Increase) decrease in reimbursement due from adviser(1)	142
(Increase) decrease in dividends receivable	(99)
(Increase) decrease in interest receivable	1,280
(Increase) decrease in receivable for variation margin on interest rate swap agreements	(1)
(Increase) decrease in payment due from broker	(243)
(Increase) decrease in prepaid expenses and other assets	(63)
Increase (decrease) in repurchase agreement payable	9,783
Increase (decrease) in payable for variation margin on futures contracts	7
Increase (decrease) in collateral due to broker	(1,094)
Increase (decrease) in payable for investments purchased	12,622
Increase (decrease) in payments due to broker	4
Increase (decrease) in management fees payable	982
Increase (decrease) in administrative services expenses payable	(3)
Increase (decrease) in accounting and administrative fees payable	86
Increase (decrease) in interest expense payable	(11)
Increase (decrease) in professional fees payable	(146)
Increase (decrease) in interest payable for investments sold short	17
Increase (decrease) in trustees’ fees payable	2
Increase (decrease) in distribution fee payable—Class U	13
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	76
Increase (decrease) in other accrued expenses and liabilities	130
Net cash provided by (used in) operating activities	76,597

Cash flows from financing activities
Issuance of common shares	232,863
Repurchases of common shares	(113,530)
Shareholder distributions paid, net of dividends payable	(31,133)
Borrowings under financing arrangement(2)	260,506
Repayments under financing arrangement(2)	(326,965)
Borrowings under temporary financing arrangement(4)	101,662
Net cash provided by (used in) financing activities	123,403
Total increase (decrease) in cash	200,000
Cash, restricted cash and foreign currency at beginning of year	7,949
Cash, restricted cash and foreign currency at end of year(3)	$207,949

Supplemental disclosure
Reinvestment of shareholder distributions	$26,324
Excise and state taxes paid	$336

(1)See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the year ended October 31, 2024, borrowings under the financing arrangement included $4,542 of capitalized interest.

(3)Balance includes cash, cash equivalents and foreign currency of $207,689 and restricted cash of $260. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

(4)See Note 2 for discussion of the Fund’s temporary financing arrangement.

See notes to consolidated financial statements.
28

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of year	$11.57	$11.43	$13.46	$12.26	$12.71
Results of operations
Net investment income(2)	0.88	0.82	0.56	0.52	0.61
Net realized gain (loss) and unrealized appreciation (depreciation)	1.03	0.23	(1.87)	1.40	(0.34)
Net increase (decrease) in net assets resulting from operations	1.91	1.05	(1.31)	1.92	0.27
Shareholder Distributions:(3)
Distributions from net investment income	(0.98)	(0.91)	(0.72)	(0.72)	(0.72)
Net decrease in net assets resulting from shareholder distributions	(0.98)	(0.91)	(0.72)	(0.72)	(0.72)
Net asset value, end of year	$12.50	$11.57	$11.43	$13.46	$12.26
Shares outstanding, end of year	415,393	527,447	835,216	728,645	748,523
Total return(4)	16.93%	9.39%	(9.92)%	15.82%	2.48%

Ratio/Supplemental Data:
Net assets, end of year	$5,193	$6,105	$9,543	$9,811	$9,175
Ratio of net investment income to average net assets(5)(6)	7.17%	6.96%	4.46%	3.92%	4.98%
Ratio of total expenses to average net assets(5)	3.76%	3.70%	2.91%	3.00%	3.22%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.35)%
Ratio of net expenses to average net assets(5)	3.60%	3.48%	2.75%	2.71%	2.87%
Portfolio turnover rate	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.01%, 6.74%, 4.30%, 3.63% and 4.63% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
29

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of year	$11.61	$11.47	$13.50	$12.29	$12.74
Results of operations
Net investment income(2)	0.92	0.86	0.59	0.56	0.64
Net realized gain (loss) and unrealized appreciation (depreciation)	1.02	0.22	(1.87)	1.40	(0.34)
Net increase (decrease) in net assets resulting from operations	1.94	1.08	(1.28)	1.96	0.30
Shareholder Distributions:(3)
Distributions from net investment income	(1.01)	(0.94)	(0.75)	(0.75)	(0.75)
Net decrease in net assets resulting from shareholder distributions	(1.01)	(0.94)	(0.75)	(0.75)	(0.75)
Net asset value, end of year	$12.54	$11.61	$11.47	$13.50	$12.29
Shares outstanding, end of year	38,697,214	32,866,752	25,234,440	20,176,345	16,079,816
Total return(4)	17.15%	9.64%	(9.67)%	16.16%	2.76%

Ratio/Supplemental Data:
Net assets, end of year	$485,360	$381,603	289,321	$272,424	$197,633
Ratio of net investment income to average net assets(5)(6)	7.41%	7.30%	4.74%	4.16%	5.27%
Ratio of total expenses to average net assets(5)	3.51%	3.49%	2.68%	2.74%	2.97%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.35)%
Ratio of net expenses to average net assets(5)	3.35%	3.27%	2.52%	2.45%	2.62%
Portfolio turnover rate	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.25%, 7.08%, 4.58%, 3.87% and 4.92% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
30

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of year	$11.60	$11.46	$13.49	$12.28	$12.74
Results of operations
Net investment income(2)	0.86	0.80	0.53	0.49	0.58
Net realized gain (loss) and unrealized appreciation (depreciation)	1.02	0.23	(1.87)	1.40	(0.35)
Net increase (decrease) in net assets resulting from operations	1.88	1.03	(1.34)	1.89	0.23
Shareholder Distributions:(3)
Distributions from net investment income	(0.95)	(0.89)	(0.69)	(0.68)	(0.69)
Net decrease in net assets resulting from shareholder distributions	(0.95)	(0.89)	(0.69)	(0.68)	(0.69)
Net asset value, end of year	$12.53	$11.60	$11.46	$13.49	$12.28
Shares outstanding, end of year	240,596	260,095	250,038	226,670	154,266
Total return(4)	16.61%	9.12%	(10.13)%	15.59%	2.19%

Ratio/Supplemental Data:
Net assets, end of year	$3,015	$3,017	$2,865	$3,059	$1,895
Ratio of net investment income to average net assets(5)(6)	6.95%	6.76%	4.21%	3.63%	4.80%
Ratio of total expenses to average net assets(5)	4.00%	3.99%	3.18%	3.24%	3.48%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.35)%
Ratio of net expenses to average net assets(5)	3.84%	3.77%	3.02%	2.95%	3.13%
Portfolio turnover rate	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.79%, 6.54%, 4.05%, 3.34% and 4.45% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
31

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of year	$11.56	$11.41	$13.44	$12.24	$12.73
Results of operations
Net investment income(2)	0.82	0.77	0.49	0.45	0.57
Net realized gain (loss) and unrealized appreciation (depreciation)	1.02	0.23	(1.86)	1.40	(0.36)
Net increase (decrease) in net assets resulting from operations	1.84	1.00	(1.37)	1.85	0.21
Shareholder Distributions:(3)
Distributions from net investment income	(0.92)	(0.85)	(0.66)	(0.65)	(0.70)
Net decrease in net assets resulting from shareholder distributions	(0.92)	(0.85)	(0.66)	(0.65)	(0.70)
Net asset value, end of year	$ 12.48	$11.56	$11.41	$13.44	$12.24
Shares outstanding, end of year	13,821,671	13,030,328	12,436,322	10,320,524	3,754,756
Total return(4)	16.37%	8.89%	(10.40)%	15.31%	2.03%

Ratio/Supplemental Data:
Net assets, end of year	$ 172,513	$150,611	$141,863	$138,704	$45,958
Ratio of net investment income to average net assets(5)(6)	6.67%	6.51%	3.97%	3.35%	4.75%
Ratio of total expenses to average net assets(5)	4.26%	4.24%	3.43%	3.48%	3.73%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.34)%
Ratio of net expenses to average net assets(5)	4.10%	4.02%	3.27%	3.19%	3.39%
Portfolio turnover rate	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.51%, 6.29%, 3.81%, 3.06% and 4.41% for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
32

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,			Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
	2024	2023	2022
Per Share Data:(1)
Net asset value, beginning of period	$11.65	$11.50	$13.52	$13.24
Results of operations
Net investment income(2)	0.84	0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	1.03	0.23	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	1.87	1.04	(1.29)	0.93
Shareholder distributions:(3)
Distributions from net investment income	(0.93)	(0.89)	(0.73)	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.93)	(0.89)	(0.73)	(0.65)
Net asset value, end of period	$12.59	$11.65	$11.50	$13.52
Shares outstanding, end of period	11,667,396	6,384,781	2,568,950	1,739,492
Total return(4)	16.44%	9.21%	(9.70)%	7.16	%(5)
Ratio/Supplemental Data:
Net assets, end of period	$146,877	$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	6.73%	6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(6)	4.18%	3.89%	2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	4.02%	3.67%	2.61%	3.12%
Portfolio turnover rate	91%	156%	121%	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—	10.26	5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.57%, 6.62%, 4.51% and 3.04% for the years ended October 31, 2024, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by FS Credit Income Advisor and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

33

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

As of October 31, 2024, the Fund had a wholly-owned subsidiary through which it holds an interest in a portfolio company. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of October 31, 2024 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor. On September 30, 2024, the Fund and FS Credit Income Advisor received notice from the GoldenTree Sub-Advisor that it is resigning in its capacity as investment sub-adviser to the Fund and terminating the Investment Sub-Advisory Agreement, effective as of the close of business on November 30, 2024 (the “Termination Date”). FS Credit Income Advisor has and will continue to serve as investment adviser to the Fund and oversee the management of the Fund’s activities and investment decisions for the Fund’s portfolio. The GoldenTree Sub-Advisor will continue to serve as investment sub-adviser, subject to the oversight of FS Credit Income Advisor, through the Termination Date in accordance with the Investment Sub-Advisory Agreement. FS Credit Income Advisor will serve as the sole investment adviser to the Fund following the Termination Date.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

34

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

The Fund’s financial institutions may provide temporary financing to the Fund in the event of a bank overdraft. Bank overdrafts are included as temporary financing on the Fund’s consolidated statement of assets and liabilities. On October 31, 2024, the Fund recorded a temporary financing liability in the amount of $101,662. The Fund did not incur any finance charges related to this bank overdraft.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (the “Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

35

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under the oversight of the Board, in accordance with FS Credit Income Advisor’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and FS Credit Income Advisor’s valuation policy;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

36

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible

37

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended October 31, 2024, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

38

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any. Prior to July 2023, the Fund authorized, paid and declared ordinary cash distributions on a quarterly basis.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2024 and 2023:

	For the Year Ended October 31,
	2024		2023
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	35,881	$462	74,710	$891
Reinvestment of Distributions	23,552	290	25,907	303
Total Gross Proceeds	59,433	752	100,617	1,194
Commissions and Dealer Manager Fees	—	(19)	—	(18)
Net Proceeds to the Fund	59,433	733	100,617	1,176
Share Repurchase Program	(171,487)	(2,124)	(390,834)	(4,621)
Transfers Out	—	—	(17,552)	(207)
Net Proceeds from Class A Share Transactions	(112,054)	$(1,391)	(307,769)	$(3,652)

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	12,249,028	$150,898	12,622,102	$149,497
Reinvestment of Distributions	830,684	10,281	861,574	10,115
Total Gross Proceeds	13,079,712	161,179	13,483,676	159,612
Share Repurchase Program	(7,278,055)	(89,442)	(5,869,332)	(69,690)
Transfers In	28,805	346	17,968	213
Net Proceeds from Class I Share Transactions	5,830,462	$72,083	7,632,312	$90,135

Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	8,833	$113	2,150	$25
Reinvestment of Distributions	12,860	159	14,089	165
Total Gross Proceeds	21,693	272	16,239	190
Commissions and Dealer Manager Fees	—	(3)	—	(18)
Net Proceeds to the Fund	21,693	269	16,239	190
Share Repurchase Program	(39,856)	(493)	(5,706)	(68)
Transfers Out	(1,336)	(16)	(476)	(6)
Net Proceeds from Class T Share Transactions	(19,499)	$(240)	10,057	$116

39

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Year Ended October 31,
	2024		2023
Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,421,912	$17,322	1,013,414	$11,925
Reinvestment of Distributions	744,161	9,165	693,811	8,108
Total Gross Proceeds	2,166,073	26,487	1,707,225	20,033
Share Repurchase Program	(1,351,535)	(16,552)	(1,136,978)	(13,437)
Transfers In	4,391	54	23,759	277
Transfers Out	(27,586)	(330)	—	—
Net Proceeds from Class U Share Transactions	791,343	$9,659	594,006	$6,873

Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	5,139,001	$64,179	4,935,282	$59,575
Reinvestment of Distributions	516,527	6,429	247,375	2,914
Total Gross Proceeds	5,655,528	70,608	5,182,657	62,489
Commissions and Dealer Manager Fees	—	(888)	—	(944)
Net Proceeds to the Fund	5,655,528	69,720	5,182,657	61,545
Share Repurchase Program(1)	(368,558)	(4,519)	(1,343,249)	(16,101)
Transfers Out	(4,355)	(54)	(23,577)	(277)
Net Proceeds from Class U-2 Share Transactions	5,282,615	$65,147	3,815,831	$45,167
Net Proceeds to the Fund	11,772,867	$145,258	11,744,437	$138,639

(1)For purchases made prior to March 1, 2024, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan. On October 17, 2024, the Board approved an increase of the November 2024 quarterly repurchase offer from 5% to up to 25% of the Fund’s outstanding shares. The repurchase offer period began on November 19, 2024, and ended on December 11, 2024.

40

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2024, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 13, 2023	5%(1)	3,536,936	6.39%
March 13, 2024	5%	1,537,932	2.56%
June 12, 2024	5%	1,702,499	2.71%
September 11, 2024	5%	2,432,124	3.69%
Total		9,209,491

(1)The fund repurchased the additional 1.39% of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2024, Class T, Class U and Class U-2 Shares incurred distribution fees of $7, $1,248 and $539, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the year ended October 31, 2024, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $15, $7 and $267, respectively.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

41

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets up to and including the Termination Date. The Sub-Advisory Agreement will terminate on the Termination Date.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine. Effective December 1, 2024, the management fee rate that the Fund pays to FS Credit Income Advisor under the Investment Advisory Agreement will be permanently reduced to 1.00% of the Fund’s average daily gross assets. In addition, FS Credit Income Advisor has contractually agreed for the period from December 1, 2024 through December 31, 2025, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the average daily gross assets.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be

42

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2024:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$14,531
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$144

(1)As of October 31, 2024, $4,012 in management fees were payable to FS Credit Income Advisor.

(2)During the year ended October 31, 2024, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the independent current market price of the security. During the year ended October 31, 2024, the Fund did not engage in any cross-trade purchases or sales.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of October 31, 2024, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 833,852 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $10,457, $19 and $19, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant or meaningful percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant or meaningful influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of

43

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the year ended October 31, 2024, the Fund accrued $1,162 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by FS Credit Income Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended	Amount	Expiration Date
April 30, 2022	$369	April 30, 2025
October 31, 2022	417	October 31, 2025
April 30, 2023	597	April 30, 2026
October 31, 2023	565	October 31, 2026
April 30, 2024	803	April 30, 2027
October 31, 2024	359	October 31, 2027
	$3,110

Exemptive Relief

The Fund is not permitted to co-invest with certain entities affiliated with FS Credit Income Advisor in certain transactions originated by FS Credit Income Advisor or its respective affiliates unless it has obtained an exemptive order from the SEC or co-invests alongside FS Credit Income Advisor or its respective affiliates in accordance with existing regulatory guidance and the allocation policies of FS Credit Income Advisor and its respective affiliates, as applicable. On September 19, 2023, the Fund and certain of its affiliates (the “FS Funds”), filed an application for exemptive relief with the SEC, and subsequently amended such application, to permit the FS Funds, including future affiliated investment funds, to co-invest in the same investment opportunities (the “FS Application”). On October 21, 2024, the SEC issued a notice for the FS Application.

Note 5. Distributions

During the year ended October 31, 2024, the Fund declared gross distributions in the amount of $1.01 (as adjusted for the applicable share class expenses) per share in the total amount of $58,421. As of October 31, 2024, $3,149 of dividends were payable to shareholders. On October 31, 2024 and November 20, 2024, the Board declared regular monthly cash distributions for November and December 2024, respectively, each in the amount of $0.0883 (as adjusted for the applicable share class expenses) per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

44

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the years ended October 31, 2024 and 2023:

	Year Ended October 31,
	2024		2023
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$58,421	100%	$41,664	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Return of capital	—	—	—	—
Total	$58,421	100%	$41,664	100%

(1)The Fund’s net investment income on a tax basis for the years ended October 31, 2024 and 2023 was $57,301 and $41,614, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2024, the Fund decreased accumulated earnings (deficit) by $183 and increased capital in excess of par value by $183. This reclassification has no impact on the net assets of the Fund.

As of October 31, 2024, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$5,235
Accumulated capital losses(1)	(14,516)
Net unrealized appreciation (depreciation)	4,106
Total	$(5,175)

(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2024, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $4,259 and $10,257, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $514,333 as of October 31, 2024. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $4,131, which was comprised of gross unrealized appreciation of $16,245 and gross unrealized depreciation of $12,114, as of October 31, 2024.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

45

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/

46

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of October 31, 2024 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$275(1)	$365(2)
Cross-currency swaps	$403(3)	$2,309(4)
Interest Rate Risk
Interest rate swaps	$3(3)	$56(4)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized appreciation on swap contracts.

(4)Unrealized depreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2024:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
BNP Paribas	$2	$—	$—	$—	$2
JPMorgan Chase Bank, N.A.	$543	$543	$—	$—	$—
State Street Bank and Trust Company	$133	$126	$—	$—	$7

47

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(3)	Net Amount of Derivative Liabilities(5)
JPMorgan Chase Bank, N.A.	$2,400	$543	$—	$1,857	$—
State Street Bank and Trust Company	$126	$126	$—	$—	$—
Bank of America, N.A.	$148	$—	$—	$—	$148

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(5)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended October 31, 2024 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(198)(1)	$(688)(2)
Cross-currency swaps	$1,981(3)	$(4,153)(4)
Interest Rate Risk
Interest rate futures	$(48)(5)	$—
Interest rate swaps	$(723)(3)	$(77)(4)
Credit Risk
Total return debt swaps	$(86)(3)	$325(4)
Credit default swaps	$87(3)	$—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, cross-currency swaps, interest rate swaps, credit default swaps and total return debt swaps outstanding during the year ended October 31, 2024, which are indicative of the volumes of these derivative types, were $74,876, $138,010, $21,049, $4,830 and $1,205, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

48

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of October 31, 2024, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
BNP Paribas	$(32,214)	$32,214	$ —	$ —
Royal Bank of Canada	$(21,244)	$21,244	$ —	$ —

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse repurchase agreements
Senior Secured Bonds and Unsecured Bonds	$—	$(29,003)	$(24,455)	$—	$(53,458)
Total Borrowings	$—	$(29,003)	$(24,455)	$—	$(53,458)

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2024:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$155,923	$158,155	30%
Senior Secured Loans—Second Lien	21,758	22,915	4%
Senior Secured Bonds	122,969	124,543	24%
Unsecured Bonds	149,983	153,619	30%
Collateralized Loan Obligation (CLO) / Structured Credit	43,468	44,520	9%
Convertible Bonds	8,110	5,947	1%
Municipal Bonds	5,061	3,727	1%
Preferred Equity	1,730	1,748	0%
Common Equity	3,921	5,479	1%
Total	$512,923	$520,653	100%
Investments Sold Short	$(814)	$(826)

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

49

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

As of October 31, 2024, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of October 31, 2024, the Fund had ten senior secured loan investments with aggregate unfunded commitments of $5,411. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2024:

Industry Classification	Fair Value	Percentage of Portfolio
Media Entertainment	$55,716	11%
Pharmaceuticals	38,320	7%
Healthcare-Services	37,835	7%
Software	33,981	7%
Oil & Gas	33,524	6%
Chemicals	33,136	6%
Leisure Time	30,846	6%
Telecommunications	29,263	6%
EUR CLO	26,509	5%
Banks	24,404	5%
Retail	18,837	4%
Internet	18,397	4%
Building Materials	13,650	3%
Services	11,841	2%
Real Estate Investment Trusts	10,934	2%
Other	103,460	19%
Total	$520,653	100%

Purchases and sales of securities during the year ended October 31, 2024, other than short-term securities and U.S. government obligations, were $745,132 and $1,010,774, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

50

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of October 31, 2024, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$114,096	$44,059	$158,155
Senior Secured Loans—Second Lien	—	20,206	2,709	22,915
Senior Secured Bonds	—	124,543	—	124,543
Unsecured Bonds	—	152,815	804	153,619
Collateralized Loan Obligation (CLO) / Structured Credit	—	41,869	2,651	44,520
Convertible Bonds	—	5,947	—	5,947
Municipal Bonds	—	3,727	—	3,727
Preferred Equity	—	—	1,748	1,748
Common Equity	33	2,554	2,892	5,479
Total Investments	33	465,757	54,863	520,653
Forward Foreign Currency Exchange Contracts	—	275	—	275
Interest Rate Swaps	—	3	—	3
Cross-Currency Swaps	—	403	—	403
Total Assets	$33	$466,438	$54,863	$521,334

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$—	$(826)	$—	$(826)
Forward Foreign Currency Exchange Contract	—	(365)	—	(365)
Interest Rate Swaps	—	(56)	—	(56)
Cross-Currency Swaps	—	(2,309)	—	(2,309)
Total Liabilities	$—	$(3,556)	$—	$(3,556)

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

51

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended October 31, 2024 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of year	$33,608	$2,897	$3,996	$805	$2,501	$4,319	$80	$48,206
Accretion of discount (amortization of premium)	191	4	93	—	(6)	—	—	282
Realized gain (loss)	66	53	37	—	(9)	689	—	836
Net change in unrealized appreciation (depreciation)	674	(40)	135	(1)	350	152	567	1,837
Purchases	19,289	2,563	—	—	78	8,877	2,263	33,070
Sales	(9,769)	(2,768)	(4,261)	—	(263)	(12,289)	(18)	(29,368)
Transfers into Level 3(1)	—	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—	—
Fair value at end of year	$44,059	$2,709	$—	$804	$2,651	$1,748	$2,892	$54,863
The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$753	$9	$—	$(1)	$350	$133	$613	$1,857

(1) Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the year ended October 31, 2024, there were no transfers in or out of Level 3.

The following is a reconciliation for the year ended October 31, 2024 of total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Debt Swaps
Fair value at beginning of year	$(325)
Realized gain (loss)	(86)
Net change in unrealized appreciation (depreciation)	325
Sales and repayments	86
Transfers into Level 3	—
Transfers out of Level 3	—
Fair value at end of year	$—

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—

52

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of October 31, 2024 are as follows:

Type of Investment	Fair Value at October 31, 2024	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$44,059	Market Comparables	Market Yield (%)	4.6% - 18.1%	7.4%
Senior Secured Loans - Second Lien	2,709	Market Comparables	Market Yield (%)	6.2% - 10.7%	6.9%
Unsecured Bonds	804	Market Comparables	EBITDA Multiples (x)	6.0x - 7.5x	6.8x
			Market Yield (%)	10.6% - 19.6%	15.1%
CLO/Structured Credit	2,247	Discounted Cash Flow	Discount Rate (%)	10.0% - 16.0%	13.0%
	404	Other(2)
Preferred Equity	1,748	Market Comparables	EBITDA Multiples (x)	9.3x - 10.8x	10.1x
			Market Yield (%)	12.3% - 13.7%	13.0%
Common Equity	427	Market Comparables	EBITDA Multiples (x)	4.1x - 7.0x	5.3x
	0	Option Pricing Model	Volatility (%)	30.0% - 30.0%	30.0%
	2,465	Other(2)
Total	$54,863

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or proportionate share of private credit vehicle.

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2024:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	OBFR+1.10%	$—	$94,346(1)	April 28, 2025(2)

(1) The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2) As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2024, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (as amended, the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

53

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

Prior to January 27, 2023, under the BNP Facility, borrowings beared interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Effective January 27, 2023, borrowings bear interest at the rate of Overnight Bank Funding Rate (“OBFR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.10% per annum (or the relevant spread for any foreign currency borrowings). Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions. The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2024, the total interest expense for the BNP Facility was $4,542.

For the year ended October 31, 2024, the interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Interest expense on the BNP Facility(1)	$4,542
Average borrowings	$69,687
Effective interest rate on borrowings at October 31, 2024	—
Weighted average interest rate	6.50%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the year ended October 31, 2024, interest under the BNP Facility was capitalized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR Risk: Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings continued to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Funds’ performance or NAV.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior

54

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, litigation, legislation or other political events, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments;

55

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/ or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLO documentation is also highly complex, creating potential risk of inconsistencies or errors and requiring significant expertise in interpretation. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for

56

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, operational risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine, the Israel-Hamas war and other militant groups), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risk” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, changes in interest rates, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it has exceeded 100% in certain prior years and may exceed 100% again in the future. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

57

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.

The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. Despite reasonable precautions, the risk remains that such incidents could occur, and this potentially could jeopardize confidential and other information, including non-public personal information, private shareholder information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.

Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

58

Note 12. Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than as noted below. On September 30, 2024, the Fund and FS Credit Income Advisor received notice from the GoldenTree Sub-Advisor that it is resigning in its capacity as investment sub-adviser to the Fund and terminating the Investment Sub-Advisory Agreement, effective as of the close of business on November 30, 2024 (the “Termination Date”). Further, effective as of the close of business on the Termination Date, Steven Shapiro resigned from the Board of Trustees of the Fund. FS Credit Income Advisor will continue to serve as investment adviser to the Fund and oversee the management of the Fund’s activities after the Termination Date. In addition, as of the close of business on the Termination Date, FS Credit Income Advisor will make all investment decisions for the Fund’s portfolio and FS Credit Income Advisor’s investment committee will be comprised of three members: Andrew Beckman, Nicholas Heilbut and Robert Hoffman.

The Board has also approved a change to the Fund’s contractual management fee rate. As of December 1, 2024, a permanent reduction of the contractual management fee rate that the Fund pays to FS Credit Income Advisor, under the Fund’s investment advisory agreement (the “Investment Advisory Agreement”), from an annual rate of 1.60% of the average daily value of the Fund’s gross assets to an annual rate of 1.00% of the average daily value of the Fund’s gross assets will become effective. In addition, FS Credit Income Advisor has contractually agreed for the period from December 1, 2024 through December 31, 2025, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the average daily value of the Fund’s gross assets.

59

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	63	October 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	3

FS Credit Real Estate Income Trust, Inc. (since 2016); FS Credit Opportunities Corp. (since 2013); FS Specialty Lending Fund (formerly known as FS Energy and Power Fund) (since 2010); FS KKR Capital Corp. (since 2007); KKR FS Income Trust Select (since 2023); and KKR FS Income Trust (since 2022)

60

Supplemental Information (Unaudited) (continued)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Holly E. Flanagan	53	September 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	1
Brian R. Ford	76	September 2017	Trustee	Retired Partner of Ernst & Young LLP (1971 − 2008)	1	FS KKR Capital Corp. (since 2018); KKR FS Income Trust (since 2022); KKR FS Income Trust Select (since 2023); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)
Daniel J. Hilferty, III	68	March 2019	Trustee	Chairman and Chief Executive Officer of Comcast Spectacor (sports and entertainment company) (since 2023); Governor of the Philadelphia Flyers (since 2023); Chairman of Dune View Strategies (investment advisory firm) (since July 2021); Chief Executive Officer of Independence Health Group (2010 – 2020)	1	Health Pilot Inc. (since October 2021); Essential Utilities, Inc. (formerly Aqua America Inc.) (since 2017)
Tyson A. Pratcher	49	March 2021	Trustee	Chief Executive Officer of Artemis Real Estate Partners (real estate investment firm) (since 2023); Managing Director of RockCreek Group (global investment management firm) (2020 – 2022); Senior Advisor at 7 Acquisition Corp. (special purpose acquisition company)(since November 2021); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019)	1	Finance of America (since April 2021)

*The “Fund Complex” consists of the Fund, FS Specialty Lending Fund, and FS Credit Opportunities Corp.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Credit Income Advisor.

61

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	63	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	62	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Specialty Lending Fund, FS Credit Opportunities Corp., FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	47	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	62	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, prior to December 1, 2024, FS Credit Income Advisor delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. On December 1, 2024, FS Credit Income Advisor took responsibility for voting and administering proxies received by the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is required to be filed on Form N-PX with the SEC and is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov. The Fund will also make available the proxy voting record included in the Form N-PX filing on the Fund’s website, free of charge at www.fsinvestments.com.

62

Privacy Policy

FS Investments (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.

This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information (“NPI”) we collect, why we collect it, how we protect your NPI, and how and why, in certain cases, we share such information with our affiliates or with other parties. This Privacy Policy may be amended from time to time.

This Privacy Policy applies to NPI collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of FS Investments and its affiliates listed under the heading “Application of Privacy Policy to FS Investments and our affiliates” below.

Information that we collect and may disclose

We collect information from and about you to provide the level of service that you expect. NPI about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial advisor, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the FS Investments’ investments and services you purchase, your FS Investments investment balance and transactional history, and the fact that you are or have been an investor in FS Investments’ investments and particulars related to any such investment.

Specific examples of personal information that we may collect and disclose to affiliates and certain third parties include:

•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.

•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’

•If you create a login and password on our website to access your FS Investments investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.

•Information obtained from others, such as credit reports from consumer credit reporting agencies.

How we use and disclose information

FS Investments, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all the NPI collected about you to maintain an efficient and effective network of offerings and services. We believe that by sharing information about you and your accounts with our affiliates and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the NPI we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances. For example, we may:

•Use your personally identifiable information (“PII”) internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.

•Disclose your PII when required by law (e.g., in connection with judicial, administrative or investigative matters).

•Use and disclose your PII on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.

Sharing with our affiliates

We may share your PII with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian.

Sharing with non-affiliated service providers

We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose NPI we collect to such parties. However, before we disclose NPI to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.

Also, we will only share your NPI with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes

63

Privacy Policy (continued)

and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:

•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.

•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.

•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.

We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information.

FS Investments and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.

How we protect your information

FS Investments and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information, and prevent unauthorized access. This program includes:

•Procedures and specifications for administrative, technical and physical safeguards.

•Security procedures related to the processing, storage, retention and disposal of confidential information.

•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.

•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.

Availability of this Privacy Policy

We will provide notice of this Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website. For additional information you may call our Privacy Policy Specialist at 215-220-6651.

Notification of changes to our Privacy Policy

If we decide to change this Privacy Policy, we will post those changes on our website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your PII in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s PII in accordance with the privacy policy that was in effect when such information was collected.

Change in control

If FS Investments or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your PII to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the PII that FS Investments or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your PII, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:

•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of FS Investments or an affiliate’s voting securities and/or assets, by operation of law or otherwise.

•Insolvency.

•A general assignment for the benefit of creditors.

•The appointment of a receiver.

•The filing of a bankruptcy or insolvency proceeding.

•The liquidation of assets.

Questions about this Privacy Policy

If you have any questions about this Privacy Policy and/or our personal information practices, please call our Privacy Policy Specialist at 215-220-6651.

Application of Privacy Policy to FS Investments and our affiliates

This Privacy Policy applies to FS Investments and the following affiliated FS Investments companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by FS Investments and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purpose.

www.fsinvestments.com

© 2024 FS Investments

AR24-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

K28664-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On September 11, 2024, the Fund’s board of trustees (the “Board”) approved the latest version of the Fund’s Code of Business Conduct and Ethics for the fiscal year ended October 31, 2024. The Code of Business Conduct and Ethics was unchanged since it was revised in September 2023. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2024 and 2023 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $162,000 and $157,500, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2024 and 2023 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2024 and 2023 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $0 and $0, respectively. Tax fees for the fiscal years ended October 31, 2024 and 2023 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2024 and 2023 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre- approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Credit Income Advisor and any entity controlling, controlled by or under common control with FS Credit Income Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2024 and 2023 were $0 and $0, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of October 31, 2024 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, pursuant to the proxy voting policies and procedures of FS Credit Income Advisor. The guidelines are reviewed periodically by FS Credit Income Advisor and the Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FS Credit Income Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

The policies and procedures for voting proxies for the investment advisory clients of FS Credit Income Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

Prior to December 1, 2024, GoldenTree Asset Management Credit Advisor LLC served as the investment sub-adviser to the Fund and had the power to vote, either in person or by proxy, all securities and other investments in which its assets were invested from time to time. GoldenTree Asset Management Credit Advisor LLC’s written procedure for proxy voting is no longer in effect.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information set forth below is current as of the date hereof.

Andrew Beckman serves as Head of Global Credit at FS Investments and serves as the Portfolio Manager for FS Credit Opportunities Corp., FS Tactical Opportunities Fund and FS Specialty Lending Fund. Previously, Mr. Beckman was a Partner and Head of Corporate Credit and Special Situations at DW Partners, a $3 billion alternative credit manager. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and served as Head of Event Credit and Head of its Credit Opportunities Fund. Before this, he was a Managing Director and Co-Head of Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Earlier in his career, he worked at Investcorp International in its North American private equity business and at Salomon Smith Barney in the Investment Bank’s Mergers and Acquisitions Group. Mr. Beckman graduated magna cum laude from the University of Pennsylvania’s Wharton School of Business, earning a BS in Economics with a concentration in Finance and Management.

Nicholas Heilbut serves as a Managing Director for FS Investments and serves as a Portfolio Manager and Director of Research for FS Credit Opportunities Corp., FS Tactical Opportunities Fund and FS Specialty Lending Fund. Previously Mr. Heilbut was a Managing Director at DW Partners where he focused on investments in stressed and distressed debt. From 2012–2016, Mr. Heilbut served as the Head of Research for Magnetar’s Event Credit business and the Magnetar Credit Opportunities Fund. He was also a member of the Event Driven Investment Committee. Prior to joining Magnetar, Mr. Heilbut worked at Serengeti Asset Management where he was responsible for the firm’s investments in financial institutions, health care, media and sovereign debt. Mr. Heilbut joined Serengeti from Goldman Sachs where he was a Vice President in the firm’s Special Situations Group’s Multi Strategy Investing business, where he invested in multiple asset classes including public corporate credit and equities, private corporate credit and equities, drug royalties and distressed financial assets. Mr. Heilbut began his career as an associate in Donaldson, Lufkin & Jenrette’s mortgage department. Mr. Heilbut earned a BA in History (Phi Beta Kappa) from the University of Michigan and a MBA from Columbia Business School.

Robert Hoffman serves as Managing Director, Credit Wealth Solutions at FS Investments and is a subject matter expert on the corporate credit markets and select alternative investment solutions. He develops key communications and resources to help position and educate on FS Investments’ products. He previously served as the firm’s Head of Investment Research, leading the team that analyzes the fundamentals behind market movements, macroeconomic trends, and the performance of specific industries. Mr. Hoffman has over 20 years of experience in the investment and financial services industry. Prior to joining FS Investments, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first-and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a BA in Political Science and is a Chartered Financial Analyst.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	1	$2,215,991	1	$2,215,991
Other Pooled Investment Vehicles	4	$2,766,418	4	$2,766,418
Other Accounts	8	$1,709,663	5	$1,470,377

Nicholas Heilbut
Registered Investment Companies	1	$2,215,991	1	$2,215,991
Other Pooled Investment Vehicles	4	$2,766,418	4	$2,766,418
Other Accounts	8	$1,709,663	5	$1,470,377

Robert Hoffman
Registered Investment Companies	1	$2,215,991	1	$2,215,991
Other Pooled Investment Vehicles	1	$2,078,597	1	$2,078,597
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of December 31 represent assets as of September 30, 2024.

Conflicts of Interest

FS Credit Income Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Credit Income Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The principals of FS Credit Income Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•FS Credit Income Advisor may have overlapping investment objectives across its funds, accounts, or other investment vehicles;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Credit Income Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•FS Credit Income Advisor is subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Credit Income Advisor are, which could incentivize FS Credit Income Advisor to favor such funds over the Fund when allocating investments;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Credit Income Advisor will receive the Management Fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Credit Income Advisor provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Credit Income Advisor may result in FS Credit Income Advisor coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor would otherwise take an action;

•FS Credit Income Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•FS Credit Income Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Credit Income Advisor and any of its respective affiliates, as applicable, FS Credit Income Advisor and any of its respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Credit Income Advisor or any of its respective affiliates to participate in an investment opportunity. The Fund has received exemptive relief from the provisions of section 17(d) of the 1940 Act allowing it to invest in certain investment transactions alongside other funds managed by FS Credit Income Advisor or its respective affiliates, subject to certain conditions. FS Credit Income Advisor will not cause the Fund to engage in certain investments alongside affiliates unless the Fund has received such exemptive relief or unless such investments are not prohibited by Section 17(d) of the 1940 Act. There can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Credit Income Advisor will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or FS Credit Income Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) The following description regarding portfolio manager compensation is provided as of October 31, 2024. FS Credit Income Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Credit Income Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of Shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Credit Income Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Investments may be eligible to receive incentive compensation from certain investment adviser entities of FS Investments based on the earnings or other performance metrics of the applicable fund.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Credit Income Advisor’s investment committee as of October 31, 2024, based on the net asset value per Class I common share of the Fund of $12.54 on October 31, 2024.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$1 – $10,000

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Annual Report on Form N-CSR.

Item 16. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable.

(b)Not applicable.

Item 19. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)Not applicable.

(a)(3)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a)under the 1940 Act are attached hereto.

(a)(4)Not applicable.

(a)(5)Not applicable.

(a)(6)The Proxy Voting Policies and Procedures of FS Credit Income Advisor are included herein in response to Item 12.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 27, 2024

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 27, 2024